UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Amendment #1)

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐ Definitive Proxy Statement

☐ Definitive Additional Materials

☐ Soliciting Material Pursuant to §240.14a-12

DAIS ANALYTIC CORPORATION

(Name of Registrant as Specified in its Charter)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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Per unit or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): Not applicable

	(4)	Proposed maximum aggregate value of transaction: Not applicable

	(5)	Total fee paid: Not applicable

☐	Fee paid previously with Preliminary materials.

☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing fee for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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PRELIMINARY PROXY STATEMENT, SUBJECT TO COMPLETION, DATED DECEMBER 30, 2014

DAIS ANALYTIC CORPORATION

11552 Prosperous Drive

Odessa, Florida 33556

_________________________

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

_________________________

[*], 2014

Dear Stockholder:

It is my pleasure to invite you to attend an Annual Meeting of the stockholders of Dais Analytic Corporation (the “Annual Meeting”). The meeting will be held on [February 12], 2015, at 9:00 a.m. local time at [*]. At the meeting, you will be asked to:

1.	Elect five directors to hold office until the 2015 Annual Meeting of the Stockholders or until their successors are elected and qualified.

2.

Approve an amendment to the Company’s Amended and Restated Certificate of Incorporation to effect a reverse stock split of our common stock by a ratio of not less than 1-for-5 and not more than 1-for-20 (the “Reverse Stock Split”) at any time prior to March 31, 2016, with the Board of Directors (the “Board”) having the discretion as to whether or not the Reverse Stock Split is to be effected, and with the exact ratio of any Reverse Stock Split to be set at a whole number within the above range as determined by the Board in its discretion.

3.

Approve an amendment to our Certificate of Incorporation to increase the number of shares the corporation is authorized to issue to 250,000,000 shares, of which 240,000,000 shares of common stock, par value $0.01 per share, and 10,000,000 shares of preferred stock, par value $0.01 per share, shall be authorized.

4.	Approve the Dais Analytic Corporation 2015 Stock Incentive Plan.

5.

Vote on an advisory, nonbinding resolution to approve the compensation of the Company's named executive officers as disclosed in this proxy statement pursuant to the compensation disclosure rules of the Securities and Exchange Commission.

6.	Vote on an advisory, nonbinding resolution to approve the frequency of advisory votes on named executive officer compensation.

7.	Transact such other business as may properly come before the Annual Meeting.

Only stockholders of record as of the close of business on [*], 2014 may vote at the Annual Meeting.

It is important that your shares be represented at the Annual Meeting, regardless of the number you may hold. Whether or not you plan to attend, please vote by following the instructions in our proxy statement. This will not prevent you from voting your shares in person if you are present.

A full set of proxy materials has been provided to you, including the Proxy Statement, a copy of our Form 10-K for the year ended December 31, 2013 and Form 10-Q for the nine months ended September 30, 2014 and a Form of Proxy.

I look forward to seeing you on [February 12], 2015.

Sincerely,

/s/ Timothy N. Tangredi
Timothy N. Tangredi
Chief Executive Officer

This Proxy Statement, including the Form of Proxy, was first mailed to stockholders on or about , 2014.

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TABLE OF CONTENTS

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND RELATED MATTERS	4

PROPOSAL 1—ELECTION OF DIRECTORS	7

CORPORATE GOVERNANCE	8

EXECUTIVE COMPENSATION	10

OUTSTANDING OPTION AWARDS AT FISCAL YEAR-END	11

PRINCIPAL ACCOUNTANT FEES AND SERVICES	12

PROPOSAL 2— AMENDMENT TO THE COMPANY’S AMENDED CERTIFICATE OF INCORPORATION TO EFFECT A REVERSE STOCK SPLIT	13

PROPOSAL 3—TO APPROVE AN AMENDMENT TO OUR CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF SHARES THE CORPORATION IS AUTHORIZED TO ISSUE TO 250,000,000 SHARES, OF WHICH 240,000,000 SHARES OF COMMON STOCK, PAR VALUE $0.01 PER SHARE, AND 10,000,000 SHARES OF PREFERRED STOCK, PAR VALUE $0.01 PER SHARE, SHALL BE AUTHORIZED	17

PROPOSAL NO. 4—APPROVAL OF THE DAIS ANALYTIC CORPORATION 2015 STOCK INCENTIVE PLAN	18

PROPOSAL NO. 5—ADVISORY RESOLUTION TO APPROVE THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS	22

PROPOSAL NO. 6—ADVISORY RESOLUTION TO APPROVE FREQUENCY OF ADVISORY VOTES ON COMPENSATION OF NAMED EXECTIVE OFFICERS	22

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	23

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PRELIMINARY PROXY STATEMENT, SUBJECT TO COMPLETION, DATED DECEMBER 30, 2014

DAIS ANALYTIC CORPORATION

11552 Prosperous Drive

Odessa, Florida 33556

_____________________________

PROXY STATEMENT

_____________________________

Proxy Statement for Annual Meeting of Stockholders to be held on , 2015

You are receiving this proxy statement because you own shares of common stock of Dais Analytic Corporation (sometimes referred to as “we”, “us”, or the “Company”), that entitle you to vote at the Annual Meeting of Stockholders, which we refer to as the Annual Meeting. Our Board of Directors, which we sometimes refer to as the Board, is soliciting proxies from stockholders who wish to vote at the meeting. By use of a proxy, you can vote even if you do not attend the meeting. This proxy statement describes the matters on which you are being asked to vote and provides information on those matters so that you can make an informed decision.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND RELATED MATTERS

The following are some questions that you, as a stockholder of the Company, may have regarding the Annual Meeting and the Proposals and brief answers to such questions. We urge you to carefully read this entire proxy statement, the annexes to this proxy statement and the documents enclosed with, referred to or incorporated by reference in this proxy statement because the information in this section does not provide all the information that may be important to you as a stockholder of the Company with respect to the Proposals. See “Available Information” beginning on page [*].

 THE ANNUAL MEETING

 Q: When and where will the Annual Meeting take place?

 A: The Annual Meeting will be held on , 2015 at 8:30 a.m., local time, at [*].

 Q: Who may vote at the Annual Meeting?

 A: Only holders of record of shares of our common stock at the close of business on [December19], 2014 (the “Record Date”), are entitled to notice of and to vote at the Annual Meeting or any adjournment or postponement of the Annual Meeting. On the Record Date, we had [101,109,034] shares of our common stock outstanding and entitled to be voted at the Annual Meeting.

 Q: How many votes do I have?

A: You may cast one vote for each share of our common stock held by you as of the Record Date on all matters presented at the Annual Meeting. Holders of the Company’s common stock do not possess cumulative voting rights.

Q: How do I vote?

 A: You can vote in two ways:

☐

by attending the Annual Meeting at 10:00 a.m. (Eastern Standard Time) on  [*] at the offices of the Company located at 11552 Prosperous Drive, Odessa, Florida 33556, and at any adjournment or postponements thereof and voting thereat; or

☐	by completing, signing, dating and returning the enclosed Proxy Card.

If you are a beneficial owner of shares, you must follow the voting procedures of your nominee included with your proxy materials. If your shares are held by a nominee and you intend to vote at the Annual Meeting, please bring with you evidence of your ownership as of the Record Date (such as a letter from your nominee confirming your ownership or a bank or brokerage firm account statement).

Q: What is the difference between a stockholder of record and a beneficial owner?

A: If your shares are registered directly in your name with the Company’s transfer agent, Clear Trust LLC, 17961 Hunting Bow Circle, Suite 102, Lutz, Florida, 33558, you are considered the “stockholder of record” with respect to those shares.

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If your shares are held by a brokerage firm, bank, trustee or other agent, which we refer to as a nominee, you are considered the “beneficial owner” of shares held in street name. As the beneficial owner, you have the right to direct your nominee on how to vote your shares by following its instructions for voting.

Q: What constitutes a quorum, and why is a quorum required?

A: We are required to have a quorum of stockholders present to conduct business at the Annual Meeting. The presence at the Annual Meeting, in person or by proxy, of the holders of a majority of the shares entitled to vote on the record date will constitute a quorum, permitting us to conduct the business of the Annual Meeting. Proxies received but marked as “ABSTAIN” or “WITHHOLD”, if any, and broker non-votes (described below), if applicable, will be included in the calculation of the number of shares considered to be present at the Annual Meeting for quorum purposes. If a quorum is not present, we will be forced to reconvene the Annual Meeting at a later date.

Q: What am I being asked to vote on?

A: At the Annual Meeting you will be asked to vote on the following four proposals. Our Board recommendation for each of these proposals is set forth below.

Proposal	Board Recommendation
Elect five directors to hold office until the 2015 Annual Meeting of the Stockholders or until their successors are elected and qualified.	FOR

Approve an amendment to the Company’s Amended Certificate of Incorporation to effect a reverse stock split of our common stock by a ratio of not less than 1-for-5 and not more than 1-for-20 (the “Reverse Stock Split”) at any time prior to March 31, 2016, with the Board of Directors (the “Board”) having the discretion as to whether or not the Reverse Stock Split is to be effected, and with the exact ratio of any Reverse Stock Split to be set at a whole number within the above range as determined by the Board in its discretion

FOR

Approve an amendment to our Amended Certificate of Incorporation to increase the number of shares the corporation is authorized to issue to 250,000,000 shares, of which 240,000,000 shares of common stock, par value $0.01 per share, and 10,000,000 shares of preferred stock, par value $0.001 per share, shall be authorized;

FOR

Approve the Dais Analytic Corporation 2015 Stock Incentive Plan	FOR

Vote on an advisory, nonbinding resolution to approve the compensation of the Company's named executive officers as disclosed in this proxy statement pursuant to the compensation disclosure rules of the Securities and Exchange Commission;

FOR

Vote on an advisory, nonbinding resolution to approve the frequency of advisory votes on named executive officer compensation	FOR

Q: What is the Reverse Stock Split Proposal?

A: We are asking you to approve a proposal to change the Company’s Amended Certificate of Incorporation to effect a reverse stock split of our common stock by a ratio of not less than 1-for-5 and not more than 1-for-20 (the “Reverse Stock Split”) at any time prior to March 31, 2016, with the Board of Directors (the “Board”) having the discretion as to whether or not the Reverse Stock Split is to be effected, and with the exact ratio of any Reverse Stock Split to be set at a whole number within the above range as determined by the Board in its discretion.

Q: What is the Amendment to Increase the Authorized Shares?

A: We are asking you to Approve an amendment to our Amended Certificate of Incorporation to increase the number of shares the corporation is authorized to issue from 210,000,000, of which 200,000,000 million are shares of common stock, par value $0.01 per share, and 10,000,000 are shares of preferred stock, par value $0.001 per share, to 250,000,000 shares, of which 240,000,000 are shares of common stock, par value $0.01 per share, and 10,000,000 are shares of preferred stock, par value $0.001 per share.

Q: What happens if additional matters are presented at the Annual Meeting?

A: Other than the items of business described in this proxy statement, we are not aware of any other business to be acted upon at the Annual Meeting. If you grant a proxy, the proxy holder, Mr. Timothy N. Tangredi, will not vote your shares on any additional matters presented for a vote at the Annual Meeting.

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Q: How many votes are needed to approve each proposal?

Proposal	Description of Votes Needed
Proposal 1: Election of five d irector nominees

The six nominees for election as directors will be elected by a “plurality” of the votes cast at the meeting. This means that the five nominees who receive the highest number of “FOR” Votes will be elected as the directors to serve until the next annual meeting of stockholders or until their successors are elected and qualified, even if those nominees do not receive a majority of the votes cast. Withhold votes will not be counted as votes cast either for or against the election of a director and will have no effect on the results of the election of directors, although they will be considered present for the purpose of determining the presence of a quorum.

Proposals 2-6:

Reverse Stock Split, Increase in the Authorized Stock and 2015 Stock Incentive Plan Compensation of the Company's Named Executive Officers; Frequency of Advisory Votes on Named Executive Officer Compensation

Approval of (i) granting of discretionary authority to our Board of Directors to effect a reverse stock split or to determine not to proceed with a reverse stock split, (ii) the increase in the number of authorized shares of the Company’s common stock, (iii) the 2015 Stock Incentive Plan, (iv) named executive officer compensaction and (v) the frequency of advisory votes on named executive officer   compensation will require the affirmative vote of a majority of the outstanding shares of our common stock. For each of these proposals, an abstention will have the effect of a vote against such proposal and absent instructions from you, brokers may have authority to vote your shares in favor of these proposals.

Q: What if I sign and return my proxy without making any selections?

A: If you sign and return your proxy without making any selections, your shares will be voted “FOR” the proposals.

Q: What if I am a beneficial stockholder and I do not give the nominee voting instructions?

A: If you are a beneficial stockholder and your shares are held in the name of a broker, the broker has the authority to vote shares for which you do not provide voting instructions only with respect to certain “routine” matters. A broker non-vote occurs when a nominee who holds shares for another does not vote on a particular matter because the nominee does not have discretionary voting authority for that matter and has not received instructions from the beneficial owner of the shares. Broker non-votes are included in the calculation of the number of votes considered to be present at the Annual Meeting for purposes of determining the presence of a quorum. The Proposals described in this proxy statement do not relate to “routine” matters. As a result, a broker will not be able to vote your shares with respect to the proposals absent your voting instructions. Because there are no routine matters to be voted upon, we do not currently contemplate any broker non-votes being included for purposes of determining a quorum.

Q: Can I change my vote after I have delivered my proxy?

A: Yes. If you are a stockholder of record, you may revoke your proxy at any time before its exercise by:

●	Written notice to Peter A. DiChiara at Dais Analytic Corporation, 11552 Prosperous Drive, Odessa, FL 33556; or
●	Executing and delivering to Mr. DiChiara a proxy with a later date (which may be done by phone, fax, mail or attending the Annual Meeting and voting in person).

 If you are a beneficial stockholder, you must contact your nominee to change your vote or obtain a proxy to vote your shares if you wish to cast your vote in person at the Annual Meeting.

Q: What does it mean if I receive more than one proxy card?

A: If you receive more than one proxy card, it means that you hold shares of the Company in more than one account. To ensure that all your shares are voted, sign and return each proxy card.

Q: Who can attend the Annual Meeting?

A: Only stockholders and our invited guests are invited to attend the Annual Meeting. To gain admittance, you must bring a form of personal identification to the Annual Meeting, where your name will be verified against our stockholder list. If a broker or nominee holds your shares and you plan to attend the Annual Meeting, you should bring a recent brokerage statement showing your ownership of the shares as of the Record Date or a letter from the broker or nominee confirming such ownership, and a form of personal identification.

Q: If I plan to attend the Annual Meeting, should I still vote by proxy?

A: Yes. Casting your vote in advance does not affect your right to attend the Annual Meeting.

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Q: Where can I find voting results of the Annual Meeting?

A: We will announce the results for the proposals voted upon at the Annual Meeting and publish final detailed voting results in a Form 8-K filed within four business days after the Annual Meeting.

Q: Who should I call with other questions?

A: If you have additional questions about this proxy statement or the Annual Meeting or would like additional copies of this proxy statement or the enclosures herein, please contact: Dais Analytic Corporation, 11552 Prosperous Drive, Odessa, FL 33556, Attention: Peter A. DiChiara, Telephone: (727) 375-8484.

PROPOSAL 1 – ELECTION OF DIRECTORS

Under our Bylaws, directors are elected at annual meetings or until their successors are elected and qualified. Our current directors are Timothy N. Tangredi, Robert W. Schwartz, Ira William McCollum, Jr., Thomas E. Turner and Sharon Han. The Board of Directors recommends that Timothy N. Tangredi, Robert W. Schwartz, Ira William McCollum, Jr., Thomas E. Turner and Sharon Han be nominated for re-election to serve until the next Annual Meeting of Stockholders or until their successors are elected and qualified, and each has consented to serve.

We believe that each of these individuals possesses the experience, skills and qualities to fully perform his or her duties as a director and contribute to our success. As more specifically described in the biographies set forth below, our directors and director nominees possess relevant knowledge and experience, industry-specific and otherwise, in the family entertainment, Internet networking, legal, and business fields, which we believe enhances the Board’s ability to oversee, evaluate and direct our overall corporate strategy. In addition, our directors were nominated because each is of high ethical character, accomplished in his or her field with solid credentials and recognition, has the ability to exercise sound business judgment, and is able to dedicate sufficient time to fulfilling his or her obligations as a director. Each director’s and director nominee’s principal occupation and other pertinent information about particular experience, qualifications, attributes and skills that led the Board to conclude that such person should serve as a director, is described below.

Timothy N. Tangredi has been our Chief Executive Officer since 1996. Mr. Tangredi joined the Company in 1996, and was appointed a member of our board of directors in 1997. In 1999 and 2000, respectively, Mr. Tangredi initiated and executed the strategic purchases of the assets of Analytic Power and American Fuel Cell Corporation. From 1979 to 1990, Mr. Tangredi worked for AT&T, as a member of the Leadership Continuity Program working in technical marketing, network operations, and project management. Mr. Tangredi earned his BS from Siena College and MBA from Rensselaer Polytechnic Institute. He is a founder and member of the board of directors of Aegis BioSciences, LLC (“Aegis”). Aegis, created in 1995, is a licensee of the Company’s nano-structured intellectual property and materials in the biomedical and healthcare fields. Mr. Tangredi knowledge of, and experience with, our products and his service as Chief Executive Officer is valuable to the Board of Directors.

Non-Employee Directors

Robert W. Schwartz was appointed to our board of directors in 2001. Mr. Schwartz founded the Schwartz-Heslin Group (“SHG”) in 1985 and serves as one of its Managing Directors. Mr. Schwartz specializes in corporate planning, finance and development. Prior to starting SHG, he was a founder, President and Chief Executive Officer of a venture-funded high tech telecommunications company (Windsource, Inc.). In addition, he was the President and Chief Operating Officer of an AMEX listed company (Coradian Corporation). He was also the Chief Financial Officer of a major manufacturer of outdoor power equipment (Troy Built Products, Troy, NY). His earlier experience was with KPMG as a management consultant and with IBM. Mr. Schwartz received a Bachelor of Science from Cornell University in 1967 and attended graduate courses at the University of New York Albany. He currently serves on the boards of five corporations, including ours. Mr. Schwartz’s experience in financial planning and reporting provides assistance to us in these areas and he is considered to be a financial expert to the company.

Ira William McCollum, Jr. joined our board on March 25, 2013. In 2011, Mr. McCollum joined as a partner in Denton's Public Policy and Regulation practice. He joined the firm following his term as the 36th attorney general of the state of Florida. Mr. McCollum served as attorney general from 2007 to 2011. Prior to becoming the Florida Attorney General in 2007, McCollum was a partner with Baker & Hostetler's Government Policy practice from 2001-2007. Between 1981-2001, McCollum was a Member of the US House of Representatives representing Florida's 8th District where he served on the Judiciary, Banking and Financial Services, and Intelligence Committees. He also held a number of leadership positions, including Chairman of the Judiciary Subcommittee on Crime, Vice Chairman for six years of the Banking and Financial Services Committee, ranking Member of the subcommittee overseeing the Federal Reserve, and Vice Chairman of the House of Republican Conference for three terms (one of eight House GOP leadership positions). Mr. McCollum’s expertise in federal and state government and regulations is an asset to the board.

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Thomas E. Turner joined our board on December 20, 2013. Mr. Turner is currently the Chairman of Cabo Vida Group, a company that is developing a condominium community and constructing custom homes in Costa Rica. He also serves as a consultant to Golden Gate Capital. Mr. Turner also serves as a director of Qylur Security Systems and Host.net BroadbandOne, both private companies, and has served as a director for Pacinian, a private company. Mr. Turner also served as an executive of ADS Imaging from 2009 to 2011. During his career he has been President and/or CEO of Wang Canada Limited, Datamax Corporation, and Itronix. He has had senior management positions at The City of New York, Graphic Systems, Wang Laboratories, Symbol Technologies, WhereNet, and General Dynamics. Mr. Turner’s expertise in advising and operating small technology businesses will be an asset to the Board.

Sharon Han joined our board on October 3, 2014. Ms. Han is the General Manager and Chairwoman of Soex (Beijing) Enterprises Co. Ltd., the parent company of Soex (Hong Kong) Industry & Investment Co., Ltd. owns 37,500,000 shares of the Company’s common stock. Soex (Beijing) Enterprises Co. Ltd. is an engineering company focused on the design and manufacture of machinery, with sales to Europe, South America and Mid-East. She is also the General Manager of JC Times (Beijing) Plastic Machine Co,. Ltd., the world’s largest manufacturer and exporter of extrusion die, with export sales counting for more than 30% of its annual output. She is also a founder and director of Zhongshan Panelwell Material Co., Ltd., a manufacturer of polycarbonate shaped hollow and solid sheet metal used in major airports, high speed train stations and sports stadiums in China. It also exports products to Asia, the Middle East and South America. Ms. Han’s expertise in manufacturing and selling industrial products in China and other parts of the world will be valuable to the Company and the board of directors as it commercializes its products and expands its operations overseas.

Board Recommendation

The Board of Directors recommends a vote “FOR” each of the director nominees.

CORPORATE GOVERNANCE

Director Independence

We have determined that our board of directors currently has  two members who qualifies as “independent” as the term is used in Item 407 of Regulation S-K as promulgated by the SEC and as that term is defined under NASDAQ Rule 4200(a)(15). As of the date of this report, our independent directors are Robert W. Schwartz and Thomas E. Turner. On the basis of information solicited from Mr. Schwartz and Mr. Tumer,   they have  no material relationship with us and  are independent within the meaning of such rules. In making this determination, we evaluated possible conflicts of interest between the directors, the company and management. In its review of director independence, the board considered all commercial, industrial, banking, consulting, legal, accounting, charitable, and familial relationships any director may have with the company or management.

Board Meetings and Committees; Annual Meeting Attendance

Although we intend to establish an audit committee and compensation committee, our board of directors has not adopted any committees to the board of directors. Our board of directors held eight formal meetings during the most recently completed fiscal year. Other proceedings of the board of directors were conducted by resolutions consented to in writing by all the directors and filed with the minutes of the proceedings of the directors. Such resolutions consented to in writing by the directors entitled to vote on that resolution at a meeting of the directors are, according to the corporate laws of the State of New York and our bylaws, as valid and effective as if they had been passed at a meeting of the directors duly called and held.

At each annual meeting of shareholders, directors will be elected by the holders of common stock to succeed those directors whose terms are expiring. Directors will be elected annually and will serve until successors are duly elected and qualified or until a director’s earlier death, resignation or removal. Our bylaws provide that the authorized number of directors may be changed by action of the majority of the board of directors or by a vote of the shareholders of our Company. Vacancies in our board of directors may be filled by a majority vote of the board of directors with such newly appointed director to serve until the next annual meeting of shareholders, unless sooner removed or replaced. We currently do not have a policy regarding the attendance of board members at the annual meeting of shareholders.

Code of Ethics

We have adopted a code of ethics that applies to our officers, directors and employees in accordance with applicable federal securities laws. We have filed a copy of our code of ethics as an exhibit to our Annual Report on Form 10-K as filed on March 31, 2009. This document may be reviewed by accessing our public filings at the SEC’s web site at www.sec.gov. In addition, a copy of the code of ethics will be provided without charge upon request to us. We intend to disclose any amendments to or waivers of certain provisions of our code of ethics in a Current Report on Form 8-K.

Proceedings

During the last ten years, none of our officers, directors, promoters or control persons have been involved in any legal proceedings as described in Item 401(f) of Regulation S-K.

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Arrangements

No director or director nominee has an arrangement or understanding between the director or director nominee and any other person (other than an understanding with directors or officers of the Company acting solely in their capacity as such) pursuant to which such individual was selected as a director or nominee. In addition, there are no family relationships between any of our directors, director nominees or executive officers.

Director Compensation

The following table sets forth the compensation awarded to, earned by or paid to the directors during the fiscal year ended December 31, 2013.

Name	Option Awards (#)	Option Awards ($)	Total ($)
Robert Schwartz	200,000	30,060	30,060
Ira William McCollum Jr.	300,000	45,090	45,090
Thomas E. Turner	300,000	20,383	20,383

Our non-employee directors are currently compensated with the issuance of stock options, which generally become exercisable upon the date of grant, and which generally expire on the earlier of ten years from the date of grant or up to three years after the date that the optionee ceases to serve as a director. Non-employee directors are also reimbursed for out-of-pocket expenses associated with attending to our business. Robert Schwartz was granted his annual option distribution, exercisable at $0.15, on May 22, 2013. Ira William McCollum was granted his initial option distribution, exercisable at $0.15, on May 22, 2013. Thomas E. Turner was granted his initial option distribution, exercisable at $0.07, on December 16, 2013.

Certain Relationships and Related Transactions, and Director Independence

We rent a building that is owned by an entity that is owned by two of our stockholders, one of which is the Chief Executive Officer. Rent expense for this building is $4,066 per month, including sales tax. We recognized rent expense of approximately $49,000 in each of the years ended December 31, 2013 and 2012. At December 31, 2013 and 2012, $124,917 and $82,195, respectively, were included in accounts payable for amounts owed to these stockholders for rent. This entity also lent us $35,000 beginning on November 25, 2013 at an interest rate of 6%. This loan was repaid on March 17, 2014.

The Company also has accrued compensation due to the Chief Executive Officer and two other employees for deferred salaries earned and unpaid as of December 31, 2013 and 2012 of $1,672,893 and 1,494,739, respectively. The Company determined that a portion of the accrued payroll, $1,672,893 and $1,484,739 as of December 31, 2013 and 2012, respectively, is a long term liability, as the Company does not believe it will be repaid within the next year.

Timothy N. Tangredi, our Chief Executive Officer and Chairman, is a founder and a member of the board of directors of Aegis BioSciences, LLC (“Aegis”). Mr. Tangredi currently owns 52% of Aegis’ outstanding equity and spends approximately one to two days per month on Aegis business for which he is compensated by Aegis. Aegis has two exclusive, world-wide licenses from us under which it has the right to use and sell products containing our polymer technologies in biomedical and health care applications. As a result of a $150,000 payment made by Aegis, the first license is considered fully paid and as such no additional license revenue will be forthcoming. Pursuant to the second license Aegis made an initial one-time payment of $50,000 and is to make royalty payments of 1.5% of the net sales price it receives with respect to any personal hygiene product, surgical drape or clothing products (the latter when employed in medical and animal related fields) and license revenue it receives should Aegis grant a sublicense to a third party. To date Aegis has sold no such products nor has it received any licensing fees requiring a royalty payment be made to us.

In March 2013, the Company received $29,973 from GVI towards the purchase of common stock at $0.10 per share. The Company issued 492,280 shares of common stock for the $29,973 payment received in March and the $19,255 common stock payable. The Company also issued GVI 1 warrants to purchase 123,070 shares of the Company’s common stock at $0.30 per share. The warrants are exercisable for 60 months from the date of issuance.

In May 2013, the Company received $149,915 from GVI towards the purchase of common stock at $0.10 per share. The Company issued 1,499,150 shares of common stock with warrants to purchase 374,788 shares of the Company’s common stock at $0.50 per share. The warrants are exercisable for 60 months from the date of issuance. All warrants issued to GVI are subject to standard anti-dilution adjustments for stock splits and other subdivisions.

In the third quarter of 2013, the Company issued, pursuant to a Stock Purchase Agreement with a limited liability company controlled by a person who subsequently was appointed a director of the Company, 2,850,000 restricted shares of the Company’s common stock at a purchase price of $0.10 per share for a total of $285,000. With the issuance of the common stock, the Company issued warrants to purchase 712,500 shares of the Company’s common stock at $0.50 per share. The warrants are exercisable for 60 months from the date of issuance. The warrants are subject to standard anti-dilution adjustments for stock splits and other subdivisions.

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EXECUTIVE COMPENSATION

The following table presents summary information for the fiscal years ended December 31, 2013 and 2012 concerning compensation earned for services rendered in all capacities by our Chief Executive Officer and our Chief Financial Officer.

Name and principal position (3) (a)	Year (b)	Salary ($) (c)	Bonus ($) (d)	Option Awards ($)(2) (f)	Total ($) (j)

Timothy N. Tangredi Chief Executive Officer, President, and Chairman	2013	$200,000	—	$534,523	$734,523
of the Board of Directors(1)	2012	$200,000	—	$19,325	$219,325

David E. Longacre
Vice President of Sales	2013		10,000		$10,000
And Marketing	2012	$125,000	—	$10,082	$135,082

Judith C. Norstrud Chief Financial Officer,	2013	$66,000	—	—	$66,000
Secretary, and Treasurer	2012	$72,000	—	$28,987	$100,987

Peter DiChiara Chief Financial Officer,
Secretary, and Treasurer	2013	$4,000	—	$—	$—

_________________

(1)

Mr. Tangredi received a salary of $200,000 per year, effective September 14, 2011, and may receive a bonus in an amount not to exceed 100% of his salary, which bonus shall be measured by meeting certain performance goals as determined in the sole discretion of our board of directors. In 2013 and 2012, Mr. Tangredi was paid $106,200 and $170,000, respectively and has accrued unpaid salary of $93,800 for 2013 and $30,000 for 2012. Additional accruals have been made for the years prior to 2010. As of December 31, 2013, we owed Mr. Tangredi accrued compensation in the aggregate amount of $1,179,184.

(2)

The amounts included in these columns are the aggregate dollar amounts of the grant date fair value of option awards granted in the indicated year as adjusted to disregard the effects of any estimate of forfeitures related to service-based vesting, in accordance with Accounting Standards Codification 718, Compensation-Stock Compensation, for the fiscal years ended December 31, 2013 and December 31, 2012. For information on the valuation assumptions used in calculating these dollar amounts, see Note 1 to our audited financial statements included in this Report for the fiscal years ended December 31, 2013 and December 31, 2012. These amounts reflect our accounting expense for these awards and do not correspond to the actual value that may be recognized by the individuals upon option exercise.

(3)	Judith C. Norstrud resigned as of November 30, 2013 resulting in the appointment of Peter DiChiara on December 1, 2013.

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Outstanding Equity Awards at Fiscal Year-End

The following table summarizes outstanding unexercised options, unvested stocks and equity incentive plan awards held by each of our named executive officers as of December 31, 2013.

OUTSTANDING OPTION AWARDS AT FISCAL YEAR-END

Name	Number of securities underlying unexercised options (#) Exercisable	Option exercise price ($)	Option expiration date
Timothy N. Tangredi (1)	825,000	$0.26	9/24/2014
	150,000	$0.10	5/10/2015
	120,000	$0.10	10/1/2015
	40,000	$0.30	5/2/2016
	110,000	$0.55	11/1/2016
	140,000	$0.55	2/20/2017
	300,000	$0.21	8/18/2017
	350,000	$0.21	1/30/2018
	75,000	$0.30	8/4/2018
	100,000	$0.42	11/12/2019
	3,540,058	$0.42	11/12/2019
	400,000	$0.30	6/25/2020
	125,000	$0.30	1/18/2021
	100,000	$0.40	4/5/2021
	45,000	$0.35	10/7/2021
	200,000	$0.115	11/30/22
	3,000,000	$0.18	05/30/23

_________________

(1)

The April 2008 warrant grant to Mr. Tangredi for 3,000,000 shares was made by the Board of Directors in recognition for Mr. Tangredi’s achievement of the following goals: negotiating conversion of the convertible notes issued in the Additional Financing, securing a release with respect to the consulting agreement with Gray Capital Partners, Inc., securing and closing upon the Financing. All stock options issued to Mr. Tangredi prior to December 31, 2009 were issued under the 2000 Plan. The remaining options were issued under the 2009 Plan.

Employment Agreements

Timothy N. Tangredi. We are party to an employment agreement with Mr. Tangredi, our President, Chief Executive Officer, and director. The employment agreement, as amended and restated on September 14, 2011, sets forth Mr. Tangredi’s compensation level and eligibility for salary increases, bonuses, benefits, and option grants. Mr. Tangredi’s employment agreement provides for an initial term of three years commencing on September 14, 2011 with the term extending on the second anniversary thereof for an additional two-year period and on each subsequent anniversary of the commencement date for an additional year period. Mr. Tangredi’s initial base salary is $200,000. Mr. Tangredi’s base salary shall be increased annually, if applicable, by a sum equal to his current base salary multiplied by one third of the percentage increase in our yearly revenue compared to our prior fiscal year revenue; provided however any annual increase in Mr. Tangredi’s base salary shall not exceed a maximum of 50% for any given year. Any further increase in Mr. Tangredi’s base salary shall be at the sole discretion of our board of directors or compensation committee (if applicable). Additionally, at the discretion of our board of directors and its compensation committee, Mr. Tangredi may be eligible for an annual bonus, if any, of up to 100% of his then-effective base salary, if he meets or exceeds certain annual performance goals established by the board of directors. In addition to this bonus, Mr. Tangredi may be eligible for a separate merit bonus if approved by the board of directors, for specific extraordinary events or achievements such as a sale of a division, major license or distribution arrangement or merger. Mr. Tangredi is entitled to medical, disability and life insurance, as well as four weeks of paid vacation annually, an automobile allowance, reimbursement of all reasonable business expenses, automobile insurance and maintenance, and executive conference or educational expenses. Under his employment agreement, in addition to any other compensation which he may receive, if we complete a secondary public offering Mr. Tangredi will be granted an option under our 2009 Plan to purchase up to 520,000 shares of our common stock with an exercise price equal to the fair market value per share on the date of grant. This option will become vested and exercisable in thirds, with one third vested upon grant, another third at the one-year anniversary of the grant, and another third upon the second anniversary of the grant. The option shall have a term of ten years, shall be exercisable for up to three years after termination of employment (unless termination is for cause, in which event it shall expire on the date of termination), shall have a “cashless” exercise feature, and shall be subject to such additional terms and conditions as are then applicable to options granted under such plan provided they do not conflict with the terms set forth in the agreement.

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If Mr. Tangredi’s employment is terminated for any reason, we will be obligated to pay him his accrued but unpaid base salary, bonus and accrued vacation pay, and any unreimbursed expenses (“Accrued Sums”).

In addition to any Accrued Sums owed, if Mr. Tangredi’s employment is terminated by us in the event of his disability or without cause or by Mr. Tangredi for good reason, he shall be entitled to:

(i)	an amount equal to the sum of (A) the greater of 150% of the base salary then in effect or $320,000 plus (B) the cash bonus and/or merit bonus, if any, awarded for the most recent year;
(ii)

health and life insurance, a car allowance and other benefits set forth in the agreement until two years following termination of employment, and thereafter to the extent required by COBRA or similar statute; and

(iii)	all stock options, to the extent they were not exercisable at the time of termination of employment, shall become exercisable in full.

In addition to any Accrued Sum owed, in the event of termination upon death, Mr. Tangredi shall be entitled to (i) and (iii) above.

In addition to any Accrued Sums owed, in the event that Mr. Tangredi elects to terminate employment within one year following a change in control, he shall receive a lump sum payment equal to the sum of (a) the greater of his then current base salary or $210,000 plus (b) the cash bonus and merit bonus, if any, awarded in the most recent year. In addition, he will be entitled to (ii) and (iii) above.

The employment agreement also contains customary covenants restricting the use of our confidential information and solicitation of employees, which are similarly applicable to our other executive officers. In addition we are obligated to indemnify Mr. Tangredi for any claims made against him in connection with his employment with us, to advance indemnification expenses, and maintain his coverage under our directors’ and officers’ liability insurance policy.

Under the employment agreement, we and Mr. Tangredi have agreed that we will retain an independent compensation consultant, whose recommendations shall be obtained by January 31, 2012 which may modify the compensation program for Mr. Tangredi and other officers, subject to certain conditions including approval of the board of directors. Notwithstanding the recommendation and board consideration, Mr. Tangredi has the right to continue the current terms of the employment agreement. No amendment has been made as of the date of this filing.

Peter DiChiara On December 1, 2013, the Company appointed Mr. DiChiara as its Chief Financial Officer, at an annualized salary of $48,000. The terms of Mr. DiChiara’s employment do not provide for any payments in connection with her resignation, retirement or other termination, or a change in control, or a change in his responsibilities following a change in control.

PRINCIPAL ACCOUNTANT FEES AND SERVICES

Audit Fees

The aggregate audit fees billed for the years ended December 31, 2013 and 2012 was $62,750 and $60,450, respectively. Audit services include the audits of the financial statements included in the Company’s annual reports on Form 10-K and reviews of interim financial statements included in the Company’s quarterly reports on Form 10-Q.

Audit-Related Fees

None.

Tax Fees

None

All Other Fees

Aggregate other fees billed for the year ended December 31, 2013 and 2012 was $0 and $10,919, respectively for general consulting services related to the filing of our registration statements and other general questions.

Audit Committee Pre-Approval Policies and Procedures

We do not have an audit committee and, as a result, our Board of Directors evaluates the scope and cost of the engagement before the auditor renders audit or non-audit services. The Board of Directors has considered the services provided by CFR as disclosed above in the captions audit fees and all other fees and has concluded that such services are compatible with the independence of CFR as our principal accountant.

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Audit Committee Report

As previously mentioned, we currently do not have an audit committee; however, our Board of Directors performs the principal functions of an audit committee. The following is the report of the Board of Directors with respect to the Company’s audited financial statements for the year ended December 31, 2013. The Board has discussed with Cross, Fernandez & Riley LLP , its independent registered public accounting firm, the matters required to be discussed by the Statement on Public Company Accounting Oversight Board Auditing Standard No. 61. The Board has received the written disclosures and the letter from Cross, Fernandez & Riley LLP required by the applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Board concerning independence. Based on the review and discussions described above, the Board approved the inclusion of the Company’s Annual Report on Form 10-K for the year ended December 31, 2013.

PROPOSAL 2 — AMENDMENT TO THE COMPANY’S AMENDED CERTIFICATE OF INCORPORATION TO EFFECT A REVERSE STOCK SPLIT

At its meeting held on December 23, 2014, the Board of Directors approved this amendment, subject to shareholder approval, and directed that this amendment be submitted to a vote of the Company’s shareholders at this Annual Meeting of Shareholders. (1) declaring that submitting an amendment to the Company’s Amended Certificate of Incorporation to effect the Reverse Stock Split of our issued and outstanding Common Stock, as described below, was advisable and (2) directing that a proposal to approve the Reverse Stock Split be submitted to the holders of our Common Stock for their approval.

If approved by our Stockholders, the Reverse Stock Split proposal would permit (but not require) our Board to effect a Reverse Stock Split of our issued and outstanding Common Stock at any time prior to March 31, 2016 by a ratio of not less than 1-for-5 and not more than 1-for-20, with the exact ratio to be set at a whole number within this range as determined by our Board in its sole discretion. We believe that enabling our Board to set the ratio within the stated range will provide us with the flexibility to implement the Reverse Stock Split in a manner designed to maximize the anticipated benefits for our stockholders. In determining a ratio, if any, following the receipt of Stockholder approval, our Board may consider, among other things, factors such as:

•	the initial listing requirements of various stock exchanges;

•	the historical trading price and trading volume of our Common Stock;

•	the number of shares of our Common Stock outstanding;

•	the then-prevailing trading price and trading volume of our Common Stock and the anticipated impact of the Reverse Stock Split on the trading market for our Common Stock;

•	the anticipated impact of a particular ratio on our ability to reduce administrative and transactional costs; and

•	prevailing general market and economic conditions.

Our Board reserves the right to elect to abandon the Reverse Stock Split, including any or all proposed reverse stock split ratios, if it determines, in its sole discretion, that the Reverse Stock Split is no longer in the best interests of the Company and its stockholders.

Depending on the ratio for the Reverse Stock Split determined by our Board, Stockholders with less than ten shares and no more than twenty shares of existing Common Stock, may be combined into one share of Common Stock. Any fractional shares will be rounded up to the next whole number. The amendment to our Amended Certificate of Incorporation to effect the Reverse Stock Split, if any, will include only the Reverse Stock Split ratio determined by our board of directors to be in the best interests of our Stockholders and all of the other proposed amendments at different ratios will be abandoned.

Background and Reasons for the Reverse Stock Split; Potential Consequences of the Reverse Stock Split

Our Board is submitting the Reverse Stock Split to our Stockholders for approval with the primary intent of increasing the market price of our Common Stock to enhance our ability to meet the initial listing requirements of either The NASDAQ Capital Market or NYSE MKT LLC and to make our Common Stock more attractive to a broader range of institutional and other investors. The Company currently does not have any plans, arrangements or understandings, written or oral, to issue any of the authorized but unissued shares that would become available as a result of the Reverse Stock Split. In addition to increasing the market price of our Common Stock, the Reverse Stock Split would also reduce certain of our costs, as discussed below. Accordingly, for these and other reasons discussed below, we believe that effecting the Reverse Stock Split is in the Company’s and our Stockholders’ best interests.

We believe that the Reverse Stock Split will enhance our ability to obtain an initial listing on either The NASDAQ Capital Market or NYSE MKT LLC. The NASDAQ Capital Market requires, among other items, an initial bid price of least $4.00 per share and following initial listing, maintenance of a continued price of at least $1.00 per share. The NYSE MKT LLC requires, among other items, an initial bid price of least $3.00 per share and following initial listing, maintenance of a continued price of at least $1.00 per share. Reducing the number of outstanding shares of our Common Stock should, absent other factors, increase the per share market price of our Common Stock, although we cannot provide any assurance that our minimum bid price would remain following the Reverse Stock Split over the minimum bid price requirement of any such stock exchange.

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Additionally, we believe that the Reverse Stock Split will make our Common Stock more attractive to a broader range of institutional and other investors, as we have been advised that the current market price of our Common Stock may affect its acceptability to certain institutional investors, professional investors and other members of the investing public. Many brokerage houses and institutional investors have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers. In addition, some of those policies and practices may function to make the processing of trades in low-priced stocks economically unattractive to brokers. Moreover, because brokers’ commissions on low-priced stocks generally represent a higher percentage of the stock price than commissions on higher-priced stocks, the current average price per share of common stock can result in individual stockholders paying transaction costs representing a higher percentage of their total share value than would be the case if the share price were substantially higher. We believe that the Reverse Stock Split will make our Common Stock a more attractive and cost effective investment for many investors, which will enhance the liquidity of the holders of our Common Stock.

Reducing the number of outstanding shares of our Common Stock through the Reverse Stock Split is intended, absent other factors, to increase the per share market price of our Common Stock. However, other factors, such as our financial results, market conditions and the market perception of our business may adversely affect the market price of our Common Stock. As a result, there can be no assurance that the Reverse Stock Split, if completed, will result in the intended benefits described above, that the market price of our Common Stock will increase following the Reverse Stock Split or that the market price of our Common Stock will not decrease in the future. Additionally, we cannot assure you that the market price per share of our Common Stock after a Reverse Stock Split will increase in proportion to the reduction in the number of shares of our Common Stock outstanding before the Reverse Stock Split. Accordingly, the total market capitalization of our Common Stock after the Reverse Stock Split may be lower than the total market capitalization before the Reverse Stock Split.

Procedure for Implementing the Reverse Stock Split

The Reverse Stock Split, if approved by our stockholders, would become effective upon the filing (the “Effective Time”) of a certificate of amendment to our Amended Certificate of Incorporation with the Secretary of State of the State of New York. The exact timing of the filing of the certificate of amendment that will effect the Reverse Stock Split will be determined by our board of directors based on its evaluation as to when such action will be the most advantageous to the Company and our stockholders. In addition, our board of directors reserves the right, notwithstanding stockholder approval and without further action by the stockholders, to elect not to proceed with the Reverse Stock Split if, at any time prior to filing the amendment to the Company’s Amended Certificate of Incorporation, our board of directors, in its sole discretion, determines that it is no longer in our best interest and the best interests of our stockholders to proceed with the Reverse Stock Split. If a certificate of amendment effecting the Reverse Stock Split has not been filed with the Secretary of State of the State of New York by the close of business on March 31, 2016, our board of directors will abandon the Reverse Stock Split.

Effect of the Reverse Stock Split on Holders of Outstanding Common Stock

Depending on the ratio for the Reverse Stock Split determined by our board of directors, a minimum of ten and a maximum of twenty shares of existing Common Stock will be combined into one new share of Common Stock. The table below shows, as of the Record Date, the number of outstanding shares of Common Stock that would result from the listed hypothetical Reverse Stock Split ratios (without giving effect to the treatment of fractional shares):

Reverse Stock Split Ratio	Approximate Number of Outstanding Shares of Common StockFollowing the Reverse Stock Split
1-for-5
1-for-10
1-for-15
1-for-20

The actual number of shares issued after giving effect to the Reverse Stock Split, if implemented, will depend on the Reverse Stock Split ratio that is ultimately determined by our Board.

The Reverse Stock Split will affect all holders of our Common Stock uniformly and will not affect any Stockholder’s percentage ownership interest in the Company, except that as described below in “Fractional Shares,” record holders of Common Stock otherwise entitled to a fractional share as a result of the Reverse Stock Split will be rounded up to the next whole number. In addition, the Reverse Stock Split will not affect any Stockholder’s proportionate voting power (subject to the treatment of fractional shares).

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The implementation of the Reverse Stock Split will result in an increased number of authorized shares of Common Stock available for issuance. The resulting increase in such availability in the authorized number of shares of Common Stock could have a number of effects on the Company's Stockholders depending upon the exact nature and circumstances of any actual issuances of authorized but unissued shares. The increase in available authorized shares for issuance could have an anti-takeover effect, in that additional shares could be issued (within the limits imposed by applicable law) in one or more transactions that could make a change in control or takeover of the Company more difficult. For example, additional shares could be issued by the Company so as to dilute the stock ownership or voting rights of persons seeking to obtain control of the Company, even if the persons seeking to obtain control of the Company offer an above-market premium that is favored by a majority of the independent shareholders. Similarly, the issuance of additional shares to certain persons allied with the Company's management could have the effect of making it more difficult to remove the Company's current management by diluting the stock ownership or voting rights of persons seeking to cause such removal. The Company does not have any other provisions in its Amended Certificate of Incorporation, Bylaws, employment agreements, credit agreements or any other documents that have material anti-takeover consequences. Additionally, the Company has no plans or proposals to adopt other provisions or enter into other arrangements that may have material anti-takeover consequences. The Board is not aware of any attempt, or contemplated attempt, to acquire control of the Company, and this proposal is not being presented with the intent that it be utilized as a type of anti- takeover device.

Additionally, because holders of Common Stock have no preemptive rights to purchase or subscribe for any unissued stock of the Company, the issuance of additional shares of authorized Common Stock that will become newly available as a result of the implementation of the Reverse Stock Split will reduce the current Stockholders' percentage ownership interest in the total outstanding shares of Common Stock.

The Company may issue the additional shares of authorized Common Stock that will become available as a result of the Reverse Stock Split without the additional approval of its Stockholders.

The Reverse Stock Split may result in some Stockholders owning “odd lots” of less than 100 shares of Common Stock. Odd lot shares may be more difficult to sell, and brokerage commissions and other costs of transactions in odd lots are generally somewhat higher than the costs of transactions in “round lots” of even multiples of 100 shares.

After the Effective Time, our Common Stock will have new Committee on Uniform Securities Identification Procedures (CUSIP) numbers, which is a number used to identify our equity securities, and stock certificates with the older CUSIP numbers will need to be exchanged for stock certificates with the new CUSIP numbers by following the procedures described below. After the Reverse Stock Split, we will continue to be subject to the periodic reporting and other requirements of the Securities Exchange Act of 1934, as amended. Our Common Stock will continue to be listed on the Over the Counter Bulletin Board under the symbol “DLYT”, subject to any decision of our Board to list our securities on a national securities exchange.

Beneficial Holders of Common Stock (i.e. Stockholders who hold in street name)

Upon the implementation of the Reverse Stock Split, we intend to treat shares held by Stockholders through a bank, broker, custodian or other nominee in the same manner as registered Stockholders whose shares are registered in their names. Banks, brokers, custodians or other nominees will be instructed to effect the Reverse Stock Split for their beneficial holders holding our Common Stock in street name. However, these banks, brokers, custodians or other nominees may have different procedures than registered Stockholders for processing the Reverse Stock Split. Stockholders who hold shares of our Common Stock with a bank, broker, custodian or other nominee and who have any questions in this regard are encouraged to contact their banks, brokers, custodians or other nominees.

Registered “Book-Entry” Holders of Common Stock (i.e. Stockholders that are registered on the transfer agent’s books and records but do not hold stock certificates)

Certain of our registered holders of Common Stock may hold some or all of their shares electronically in book-entry form with the transfer agent. These Stockholders do not have stock certificates evidencing their ownership of the Common Stock. They are, however, provided with a statement reflecting the number of shares registered in their accounts.

Stockholders who hold shares electronically in book-entry form with the transfer agent will not need to take action (the exchange will be automatic) to receive whole shares of post-Reverse Stock Split Common Stock, subject to adjustment for treatment of fractional shares.

Holders of Certificated Shares of Common Stock

Stockholders holding shares of our Common Stock in certificated form will be sent a transmittal letter by our transfer agent after the Effective Time. The letter of transmittal will contain instructions on how a Stockholder should surrender his, her or its certificate(s) representing shares of our Common Stock (the “Old Certificates”) to the transfer agent in exchange for certificates representing the appropriate number of whole shares of post-Reverse Stock Split Common Stock (the “New Certificates”). No New Certificates will be issued to a Stockholder until such Stockholder has surrendered all Old Certificates, together with a properly completed and executed letter of transmittal, to the transfer agent. No Stockholder will be required to pay a transfer or other fee to exchange his, her or its Old Certificates. Stockholders will then receive a New Certificate(s) representing the number of whole shares of Common Stock that they are entitled to as a result of the Reverse Stock Split, subject to the treatment of fractional shares described below. Until surrendered, we will deem outstanding Old Certificates held by Stockholders to be cancelled and only to represent the number of whole shares of post-Reverse Stock Split Common Stock to which these Stockholders are entitled, subject to the treatment of fractional shares. Any Old Certificates submitted for exchange, whether because of a sale, transfer or other disposition of stock, will automatically be exchanged for New Certificates. If an Old Certificate has a restrictive legend on the back of the Old Certificate(s), the New Certificate will be issued with the same restrictive legends that are on the back of the Old Certificate(s).

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STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE(S) AND SHOULD NOT SUBMIT ANY STOCK CERTIFICATE(S) UNTIL REQUESTED TO DO SO.

Fractional Shares

We do not currently intend to issue fractional shares in connection with the Reverse Stock Split. Therefore, we will not issue certificates representing fractional shares. In lieu of issuing fractions of shares, we will round up to the next whole number.

Effect of the Reverse Stock Split on Employee Plans, Options, Restricted Stock Awards and Units, Warrants, and Convertible or Exchangeable Securities

Based upon the Reverse Stock Split ratio determined by the Board, proportionate adjustments are generally required to be made to the per share exercise price and the number of shares issuable upon the exercise or conversion of all outstanding options, warrants, convertible or exchangeable securities entitling the holders to purchase, exchange for, or convert into, shares of Common Stock. This would result in approximately the same aggregate price being required to be paid under such options, warrants, convertible or exchangeable securities upon exercise, and approximately the same value of shares of Common Stock being delivered upon such exercise, exchange or conversion, immediately following the Reverse Stock Split as was the case immediately preceding the Reverse Stock Split. The number of shares deliverable upon settlement or vesting of restricted stock awards will be similarly adjusted, subject to our treatment of fractional shares. The number of shares reserved for issuance pursuant to these securities will be proportionately based upon the Reverse Stock Split ratio determined by the Board, subject to our treatment of fractional shares.

Accounting Matters

The proposed amendment to the Company’s Amended Certificate of Incorporation will not affect the par value of our Common Stock per share, which will remain $0.01 par value per share. As a result, as of the Effective Time, the stated capital attributable to Common Stock and the additional paid-in capital account on our balance sheet will not change due to the Reverse Stock Split. Reported per share net income or loss will be higher because there will be fewer shares of Common Stock outstanding.

Certain Federal Income Tax Consequences of the Reverse Stock Split

The following summary describes certain material U.S. federal income tax consequences of the Reverse Stock Split to holders of our Common Stock:

Unless otherwise specifically indicated herein, this summary addresses the tax consequences only to a beneficial owner of our Common Stock that is a citizen or individual resident of the United States, a corporation organized in or under the laws of the United States or any state thereof or the District of Columbia or otherwise subject to U.S. federal income taxation on a net income basis in respect of our Common Stock (a “U.S. holder”). A trust may also be a U.S. holder if (1) a U.S. court is able to exercise primary supervision over administration of such trust and one or more U.S. persons have the authority to control all substantial decisions of the trust or (2) it has a valid election in place to be treated as a U.S. person. An estate whose income is subject to U.S. federal income taxation regardless of its source may also be a U.S. holder. This summary does not address all of the tax consequences that may be relevant to any particular investor, including tax considerations that arise from rules of general application to all taxpayers or to certain classes of taxpayers or that are generally assumed to be known by investors. This summary also does not address the tax consequences to (i) persons that may be subject to special treatment under U.S. federal income tax law, such as banks, insurance companies, thrift institutions, regulated investment companies, real estate investment trusts, tax-exempt organizations, U.S. expatriates, persons subject to the alternative minimum tax, traders in securities that elect to mark to market and dealers in securities or currencies, (ii) persons that hold our Common Stock as part of a position in a “straddle” or as part of a “hedging,” “conversion” or other integrated investment transaction for federal income tax purposes, or (iii) persons that do not hold our Common Stock as “capital assets” (generally, property held for investment).

If a partnership (or other entity classified as a partnership for U.S. federal income tax purposes) is the beneficial owner of our Common Stock, the U.S. federal income tax treatment of a partner in the partnership will generally depend on the status of the partner and the activities of the partnership. Partnerships that hold our Common Stock, and partners in such partnerships, should consult their own tax advisors regarding the U.S. federal income tax consequences of the Reverse Stock Split.

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This summary is based on the provisions of the Internal Revenue Code of 1986, as amended, U.S. Treasury regulations, administrative rulings and judicial authority, all as in effect as of the date of this proxy statement. Subsequent developments in U.S. federal income tax law, including changes in law or differing interpretations, which may be applied retroactively, could have a material effect on the U.S. federal income tax consequences of the Reverse Stock Split.

PLEASE CONSULT YOUR OWN TAX ADVISOR REGARDING THE U.S. FEDERAL, STATE, LOCAL, AND FOREIGN INCOME AND OTHER TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT IN YOUR PARTICULAR CIRCUMSTANCES UNDER THE INTERNAL REVENUE CODE AND THE LAWS OF ANY OTHER TAXING JURISDICTION.

U.S. Holders

The Reverse Stock Split should be treated as a recapitalization for U.S. federal income tax purposes. Therefore, a Stockholder generally will not recognize gain or loss on the Reverse Stock Split, except to the extent of cash, if any, received in lieu of a fractional share interest in the post-Reverse Stock Split shares. The aggregate tax basis of the post-split shares received will be equal to the aggregate tax basis of the pre-split shares exchanged therefore (excluding any portion of the holder’s basis allocated to fractional shares), and the holding period of the post-split shares received will include the holding period of the pre-split shares exchanged. A holder of the pre-split shares who receives cash will generally recognize gain or loss equal to the difference between the portion of the tax basis of the pre-split shares allocated to the fractional share interest and the cash received. Such gain or loss will be a capital gain or loss and will be short term if the pre-split shares were held for one year or less and long term if held more than one year. No gain or loss will be recognized by us as a result of the Reverse Stock Split.

No Appraisal Rights

Under New York law and our charter documents, holders of our Common Stock will not be entitled to dissenter’s rights or appraisal rights with respect to the Reverse Stock Split.

Board Recommendation

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” APPROVAL OF AN AMENDMENT TO THE COMPANY’S AMENDED CERTIFICATE OF INCORPORATION TO AUTHORIZE A REVERSE STOCK SPLIT OF OUR ISSUED AND OUTSTANDING COMMON STOCK.

PROPOSAL 3—TO APPROVE AN AMENDMENT TO OUR CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF SHARES THE CORPORATION IS AUTHORIZED TO ISSUE TO 250,000,000 SHARES, OF WHICH 240,000,000 SHARES OF COMMON STOCK, PAR VALUE $0.01 PER SHARE, AND 10,000,000 SHARES OF PREFERRED STOCK, PAR VALUE $0.01 PER SHARE, SHALL BE AUTHORIZED

Shareholders are being asked to approve an amendment to the Company’s Certificate of Incorporation (the “Certificate”) to (i) increase the number of authorized shares of Company common stock from 200,000,000 to 240,000,000. At its meeting held on December 23, 2014, the Board of Directors approved this amendment, subject to shareholder approval, and directed that this amendment be submitted to a vote of the Company’s shareholders at this Annual Meeting of Shareholders. The Board has determined that this amendment is in the best interests of the Company and its shareholders and recommends approval by the shareholders.

The Certificate currently authorizes the issuance of (i) up to 200,000,000 shares of Company common stock, each with a par value of $0.01 per share, and (ii) up to 10,000,000 shares of Company preferred stock, each with a par value of $0.01 per share. As of the close of business on [*], 2014, [*] shares of common stock were outstanding and no shares of preferred stock were outstanding. In addition, as of the close of business on [*], 2014, the Company had [*]shares of common stock subject to outstanding stock options and [*] shares reserved for issuance pursuant to future grants under the Company’s current stock incentive plans. The Company also had [*] shares reserved subject to the exercise of outstanding warrants. This means that as of [*], 2014, the Company had just [*] shares of common stock available for corporate purposes, including, among other things, the issuance shares for potential financings.

Purpose of Amendment

The Board believes it is in the best interest of the Company to increase the number of authorized shares of common stock in order to give the Company greater flexibility in considering and planning for future potential business needs.

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The Company has no current plan, commitment, arrangement, understanding or agreement regarding the issuance of the additional shares of common stock resulting from the proposed increase in authorized shares. The additional shares of common stock will be available for issuance by the Board for various corporate purposes, including but not limited to, stock splits, stock dividends, grants under employee stock plans, financings, potential strategic transactions, including mergers, acquisitions, strategic partnerships, joint ventures, divestitures, and business combinations, as well as other general corporate transactions.

Having this additional authorized common stock available for future use will allow the Company to issue additional shares of common stock without the expense and delay of arranging a Annual Meeting of shareholders.

Possible Effects of the Amendment and Additional Anti-takeover Consideration

If the amendment to the Certificate is approved, the additional authorized shares would be available for issuance at the discretion of the Board and without further shareholder approval, except as may be required by law. The additional shares of authorized common stock would have the same rights and privileges as the shares of common stock currently issued and outstanding. The adoption of the amendment would not have any immediate dilutive effect on the proportionate voting power or other rights of existing shareholders. Shares of common stock issued otherwise than for a stock split may decrease existing shareholders’ percentage equity ownership and, depending on the price at which they are issued, could be dilutive to the voting rights of existing shareholders and have a negative effect on the market price of the common stock. Current shareholders have no preemptive or similar rights.

The Company cannot provide assurances that any such transactions will be consummated on favorable terms or at all, that they will enhance shareholder value or that they will not adversely affect the Company’s business or the trading price of our stock.

The Company has not proposed the increase in the number of authorized shares of common stock with the intention of using the additional authorized shares for anti-takeover purposes, but the Company would be able to use the additional shares to oppose a hostile takeover attempt or delay or prevent changes in control or management of the Company. For example, without further shareholder approval, the Board could sell shares of common stock in a private transaction to purchasers who would oppose a takeover or favor the current Board. Although this proposal to increase the authorized number of shares of common stock has been prompted by business and financial considerations and not by the threat of any known or threatened hostile takeover attempt, shareholders should be aware that approval of this proposal could facilitate future efforts by the Company to oppose changes in control of the Company and perpetuate the Company’s management, including transactions in which the shareholders might otherwise receive a premium for their shares over then current market prices.  If the proposal to increase the authorized amount of common stock is not approved, the Company would not have additional shares to issue in connection with equity sales or acquistions.

If the Company’s shareholders approve the increase in the number of authorized shares of common stock to 250,000,000, the Board will have authority to file with the Secretary of State of New York an amendment to the Company’s Certificate to designate an additional 40,000,000 shares of common stock. Upon approval and following such filing with the Secretary of State of the State of New York, the amendment will become effective on the date it is filed.

Neither New York law, the Company’s Certificate, nor the Company’s by-laws provides for appraisal or other similar rights for dissenting shareholders in connection with this proposal. Accordingly, the Company’s shareholders will have no right to dissent and obtain payment for their shares.

Board Recommendation

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE AMENDMENT OF THE COMPANY’S CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES.

PROPOSAL NO. 4—APPROVAL OF THE DAIS ANALYTIC CORPORATION 2015 STOCK INCENTIVE PLAN

As of December 31, 2007, our board of directors approved and made available 6,093,882 shares of common stock to be issued pursuant to the 2000 Plan. Subsequently, our board of directors approved and made available an additional 5,000,000 shares of our common stock for issuance under the 2000 Plan. The 2000 Plan permits grants of options to purchase common shares authorized and approved by the Company’s Board of Directors and shareholders for issuance prior to the enactment of the 2000 Plan. On November 5, 2009, our board of directors approved and made available a total of 15,000,000 shares of common stock to be issued pursuant to the 2009 Plan. As of [*], there are [*] shares remaining under the 2009 Plan.

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Summary of the 2015 Plan

General. The 2015 Plan would authorize the grant to eligible individuals of (1) Stock Options (Incentive and Nonstatutory), (2) Restricted Stock, (3) Stock Appreciation Rights, or SARs, (4) Restricted Stock Units, (5) Other Stock-Based Awards, and (6) Cash-Based Awards.

Stock Subject to the 2015 Plan. The number of shares of our common stock reserved for issuance under the 2015 Plan is 10,000,000, subject to shareholder approval, provided, however, that, of the aggregate number of Plan shares authorized in this Section, no more than 1,000,000 of such shares may be issued pursuant to stock-settled Awards other than Options (that is, Restricted Stock, Restricted Stock Units, SARs, Performance Awards, Other Stock-Based Awards and dividend equivalent Awards, in each case to the extent settled in shares of Common Stock). If any shares of common stock subject to an award are forfeited or cancelled, or if an award terminates or expires without a distribution of shares to the grantee, the shares of common stock with respect to such award shall, to the extent of any such forfeiture or cancellation, again be available for awards under the 2015 Plan; provided, however, that with respect to SARs that are settled in common stock, the aggregate number of shares of common stock subject to the SAR grant shall be counted against the shares available for issuance under the 2015 Plan as one share for every share subject thereto, regardless of the number of shares used to settle the SAR upon exercise. Also, shares of stock will not again be available if such shares are surrendered or withheld as payment of either the exercise price of an award and/or withholding taxes with respect to an award. Awards that are settled solely in cash will not reduce the number of shares of stock available for awards.

Eligibility. Employees of, and consultants to, our Company or its affiliates and members of our Board are eligible to receive equity awards under the Plan. Purpose. The purpose of the Plan is to promote the interests of the Company and its stockholders by providing executive ofﬁcers, employees, non-employee directors, and key advisors of the Company and its deﬁned subsidiaries with appropriate incentives and rewards to encourage them to enter into and remain in their positions with the Company and to acquire a proprietary interest in the long-term success of the Company, as well as to reward the performance of these individuals in fulﬁlling their personal responsibilities for long-range and annual achievements.

Administration. Unless otherwise determined by the Board, it will administer the 2015 Plan. The Board has the power, in its discretion, to grant awards under the 2015 Plan, to select the individuals to whom awards are granted, to determine the terms of the grants, to interpret the provisions of the 2015 Plan and to otherwise administer the 2015 Plan. Except as prohibited by applicable law or stock exchange rules, the Board may delegate all or any of its responsibilities and powers under the 2015 Plan to one or more of its members, including, without limitation, the power to designate participants and determine the amount, timing and term of awards under the 2015 Plan. In no event, however, shall the Board have the power to accelerate the payment or vesting of any award, other than in the event of death, disability, retirement or a change in control of the Company.

Term. If approved, the 2015 Plan is effective [*] and awards may be granted through [*]. No awards may be granted under the 2015 Plan subsequent to that date. The Board may suspend or terminate the 2015 Plan without stockholder approval or ratification at any time or from time to time.

Amendments. Subject to the terms of the 2015 Plan, the Board as administrator has the sole discretion to interpret the provisions of the 2015 Plan and outstanding awards. Our Board generally may amend or terminate the 2015 Plan at any time and for any reason, except that no amendment, suspension, or termination may impair the rights of any participant without his or her consent, and except that approval of our shareholders is required for any amendment which:

•	Increases the number of shares of Common Stock subject to the 2015 Plan;
•	Decreases the price at which grants may be granted;
•	Reprices existing options;
•	Materially increases the benefits to participants; or
•	Changes the class of persons eligible to receive grants under the 2015 Plan.

Types of Awards

Stock Options. Incentive Stock Options and Nonstatutory Stock Options are granted pursuant to award agreements adopted by our Board. Our Board determines the exercise price for a stock option, within the terms and conditions of the 2015 Plan; provided, that the exercise price of an Incentive Stock Option cannot be less than 100% of the fair market value of our Common Stock on the date of grant. Options granted under the 2015 Plan vest at the rate specified by our Board.

The Board determines the term of stock options granted under the 2015 Plan, up to a maximum of 10 years, except in the case of certain Incentive Stock Options, as described below. The Board will also determine the length of period during which an optionholder may exercise their options if an optionholder’s relationship with us, or any of our affiliates, ceases for any reason; for Incentive Stock Options, this period is limited by applicable law. The Board may extend the exercise period in the event that exercise of the option following termination of service is prohibited by applicable securities laws. In no event, however, may an option be exercised beyond the expiration of its term unless the term is extended in accordance with applicable law.

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Acceptable consideration for the purchase of Common Stock issued upon the exercise of a stock option will be determined by the Board and may include (a) cash or its equivalent, (b) delivering a properly executed notice of exercise of the option to us and a broker, with irrevocable instructions to the broker promptly to deliver to us the amount necessary to pay the exercise price of the option, (c) any other form of legal consideration that may be acceptable to the Board or (d) any combination of (a), (b) or (c).

Unless the Board provides otherwise, options are generally transferable in accordance with applicable law, provided that any transferee of such options agrees to become bound by the terms of the 2015 Plan. An optionholder may also designate a beneficiary who may exercise the option following the optionholder’s death.

Incentive or Nonstatutory Stock Options. Incentive Stock Options may be granted only to our employees, and the employees of our parent or subsidiary corporations, if any. The Board may grant awards of Incentive or Nonstatutory Stock Options that are fully vested on the date made, to any of our employees, directors or consultants. Option Awards are granted pursuant to award agreements adopted by our Board. To the extent required by applicable law, the aggregate fair market value, determined at the time of grant, of shares of our Common Stock with respect to Incentive Stock Options that are exercisable for the first time by an optionholder during any calendar year may not exceed $100,000. To the extent required by applicable law, no Incentive Stock Option may be granted to any person who, at the time of the grant, owns or is deemed to own stock possessing more than 10% of our total combined voting power or that of any of our affiliates unless (a) the option exercise price is at least 110% of the fair market value of the stock subject to the option on the date of grant and (b) the term of the incentive stock option does not exceed five years from the date of grant.

Stock Appreciation Rights. A SAR is the right to receive stock, cash, or other property equal in value to the difference between the grant price of the SAR and the market price of the Company’s Common Stock on the exercise date. SARs may be granted independently or in tandem with an Option at the time of grant of the related Option. An SAR granted in tandem with an Option shall be exercisable only to the extent the underlying Option is exercisable. An SAR confers on the grantee a right to receive an amount with respect to each share of Common Stock subject thereto, upon exercise thereof, equal to the excess of (A) the fair market value of one share of Common Stock on the date of exercise over (B) the grant price of the SAR (which in the case of an SAR granted in tandem with an Option shall be equal to the exercise price of the underlying Option, and which in the case of any other SAR shall be such price as the Board may determine but in no event shall be less than the fair market value of a share of common stock on the date of grant of such SAR).

Restricted Stock and Restricted Stock Units. Restricted Stock is common stock that the company grants subject to transfer restrictions and vesting criteria. A Restricted Stock Unit is a right to receive stock or cash equal to the value of a share of stock at the end of a speciﬁed period that the company grants subject to transfer restrictions and vesting criteria. The grant of these awards under the 2015 Plan are subject to such terms, conditions and restrictions as the Board determines consistent with the terms of the 2015 Plan.

At the time of grant, the Board may place restrictions on Restricted Stock and Restricted Stock Units that shall lapse, in whole or in part, only upon the attainment of Performance Goals; provided that such Performance Goals shall relate to periods of performance of at least one ﬁscal year, and if the award is granted to a 162(m) Ofﬁcer, the grant of the award and the establishment of the Performance Goals shall be made during the period required under Internal Revenue Code Section 162(m). Except to the extent restricted under the award agreement relating to the Restricted Stock, a grantee granted Restricted Stock shall have all of the rights of a stockholder including the right to vote Restricted Stock and the right to receive dividends.

Unless otherwise provided in an award agreement, upon the vesting of a Restricted Stock Unit, there shall be delivered to the grantee, within 30 days of the date on which such award (or any portion thereof) vests, the number of shares of common stock equal to the number of Restricted Stock Units becoming so vested.

Other Stock-Based Awards. The 2015 Plan also allows the Board to grant “Other Stock-Based Awards,” which means a right or other interest that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, common stock. This includes, without limitation, (i) unrestricted stock awarded as a bonus or upon the attainment of Performance Goals or otherwise as permitted under the 2015 Plan and (ii) a right to acquire stock from the Company containing terms and conditions prescribed by the Board. At the time of the grant of Other Stock-Based Awards, the Board may place restrictions on the payout or vesting of Other Stock-Based Awards that shall lapse, in whole or in part, only upon the attainment of Performance Goals; provided that such Performance Goals shall relate to periods of performance of at least one ﬁscal year, and if the award is granted to a 162(m) Ofﬁcer, the grant of the Award and the establishment of the Performance Goals shall be made during the period required under Internal Revenue Code Section 162(m). Other Stock-Based Awards may not be granted with the right to receive dividend equivalent payments.

Cash-Based Awards.The Board may grant Cash-Based Awards under the 2015 Plan that specify the amount of cash to which the award pertains, the conditions under which the award will be vested and exercisable or payable, and such other conditions as the Board may determine that are consistent with the terms of the 2015 Plan. At the time of the grant of Cash-Based Awards, the Board may place restrictions on the payout or vesting of Cash-Based Awards that shall lapse, in whole or in part, only upon the attainment of Performance Goals, similar to those for Other Stock-Based Awards.

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U.S. Federal Income Tax Considerations

The following is a brief description of the material United States federal income tax consequences associated with awards under the 2015 Plan. It is based on existing United States laws and regulations, and there can be no assurance that those laws and regulations will not change in the future. Tax consequences in other countries may vary. This information is not intended as tax advice to anyone, including participants in the 2015 Plan.

Stock Options. Neither incentive stock option grants nor non-qualiﬁed stock option grants cause any tax consequences to the participant or Dais at the time of grant. Upon the exercise of a non-qualiﬁed stock option, the excess of the market value of the shares acquired over their exercise price is ordinary income to the participant and is deductible by Dais. The participant’s tax basis for the shares is the market value thereof at the time of exercise. Any gain or loss realized upon a subsequent disposition of the stock will generally constitute capital gain, in connection with which Dais will not be entitled to a tax deduction.

Upon the exercise of an incentive stock option, the participant will not realize taxable income, but the excess of the fair market value of the stock over the exercise price may give rise to alternative minimum tax. When the stock acquired upon exercise of an incentive stock option is subsequently sold, the participant will recognize income equal to the difference between the sales price and the exercise price of the option. If the sale occurs after the expiration of two years from the grant date and one year from the exercise date, the income will constitute long-term capital gain. If the sale occurs prior to that time, the participant will recognize ordinary income to the extent of the lesser of the gain realized upon the sale or the difference between the fair market value of the acquired stock at the time of exercise and the exercise price; any additional gain will constitute capital gain. Dais will be entitled to a deduction in an amount equal to the ordinary income recognized by the participant, but no deduction in connection with any capital gain recognized by the participant. If the participant exercises an incentive stock option more than three months after his or her termination of employment due to retirement or other separation other than death or disability, or more than twelve months after his or her termination of employment due to death or permanent disability, he or she is deemed to have exercised a non-qualiﬁed stock option.

Compensation realized by participants on the exercise of non-qualiﬁed stock options or the disposition of shares acquired upon exercise of any incentive stock options should qualify as performance-based compensation under the Code and thus not be subject to the $1,000,000 deductibility limit of Code Section 162(m).

Stock Appreciation Rights. A participant granted a stock appreciation right under the 2015 Plan will not recognize income, and Dais will not be allowed a tax deduction, at the time the award is granted. When the participant exercises the stock appreciation right, the amount of cash and the fair market value of any shares of stock or other consideration received will be ordinary income to the participant and Dais will be allowed a corresponding federal income tax deduction at that time. Compensation realized by the participant on the exercise of the stock appreciation right should qualify as performance-based compensation under the Code and thus not be subject to the $1,000,000 deductibility limit of Code Section 162(m).

Restricted Stock. Restricted stock is not taxable to a participant at the time of grant, but instead is included in ordinary income (at its then fair market value) when the restrictions lapse. A participant may elect, however, to recognize income at the time of grant, in which case the fair market value of the restricted shares at the time of grant is included in ordinary income and there is no further income recognition when the restrictions lapse. If a participant makes such an election and thereafter forfeits the restricted shares, he or she will be entitled to no tax deduction, capital loss or other tax beneﬁt. Dais is entitled to a tax deduction in an amount equal to the ordinary income recognized by the participant, subject to any applicable limitations under Code Section 162(m).

A participant’s tax basis for restricted shares will be equal to the amount of ordinary income recognized by the participant. The participant will recognize capital gain (or loss) on a sale of the restricted stock if the sale price exceeds (or is lower than) such basis. The holding period for restricted shares for purposes of characterizing gain or loss on the sale of any shares as long- or short-term commences at the time the participant recognizes ordinary income pursuant to an award. Dais is not entitled to a tax deduction corresponding to any capital gain or loss of the participant.

Restricted Stock Units. A participant will not recognize income, and Dais will not be allowed a tax deduction, at the time a restricted stock unit award is granted. Upon receipt of shares of stock (or the equivalent value in cash or any combination of cash and Dais common stock) in settlement of a restricted stock unit award, a participant will recognize ordinary income equal to the fair market value of the stock and cash received as of that date (less any amount he or she paid for the stock and cash), and Dais will be allowed a corresponding federal income tax deduction at that time, subject to any applicable limitations under Code Section 162(m).

Performance Awards. A participant will not recognize income, and Dais will not be allowed a tax deduction, at the time a performance award is granted (for example, when the performance goals are established). Upon receipt of stock or cash (or a combination thereof) in settlement of a performance award, the participant will recognize ordinary income equal to the fair market value of the stock and cash received, and Dais will be allowed a corresponding federal income tax deduction at that time, subject to any applicable limitations under Code Section 162(m).

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Code Section 409A. If an award is subject to Code Section 409A (which relates to nonqualiﬁed deferred compensation plans), and if the requirements of Section 409A are not met, the taxable events as described above could apply earlier than described, and could result in the imposition of additional taxes and penalties. All awards that comply with the terms of the 2015 Plan, however, are intended to be exempt from the application of Code Section 409A or meet the requirements of Section 409A in order to avoid such early taxation and penalties.

Tax Withholding. Dais has the right to deduct or withhold, or require a participant to remit to Dais, an amount sufﬁcient to satisfy federal, state and local taxes (including employment taxes) required by law to be withheld with respect to any exercise, lapse of restriction or other taxable event arising as a result of the 2015 Plan. The Board may, at the time the award is granted or thereafter, require or permit that any such withholding requirement be satisﬁed, in whole or in part, by delivery of, or withholding from the award, shares having a fair market value on the date of withholding equal to the amount required to be withheld for tax purposes.

Required Vote

 Approval of the 2015 Plan requires the receipt of the affirmative vote of the holders of a majority of the shares of the Company's common stock present in person or by proxy and voting at the Annual Meeting.

RECOMMENDATION OF THE BOARD FOR PROPOSAL NO. 4:

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE DAIS ANALYTIC CORPORATION

HOLDING CORP. 2015 STOCK INCENTIVE PLAN.

PROPOSAL NO. 5— VOTE ON AN ADVISORY, NONBINDING RESOLUTION TO APPROVE THE COMPENSATION OF THE COMPANY'S NAMED EXECUTIVE OFFICERS AS DISCLOSED IN THIS PROXY STATEMENT PURSUANT TO THE COMPENSATION DISCLOSURE RULES OF THE SECURITIES AND EXCHANGE COMMISSION;

We are asking our shareholders to approve, on an advisory basis, the compensation of the Company’s named executive officers for 2013 as disclosed in the Proxy Statement pursuant to the requirements of Item 402(m) through (q) of Regulation S-K.  This advisory vote, which is sometimes referred to as a “say on pay” vote is required by Section 14A of the Securities and Exchange Act of 1934.

The Company’s named executive officers have been compensation by salary and options.  The Company has not paid its officers any cash bonuses.  The Board annually reviews the compensation paid to the Company’s executive officers.

As an advisory vote, this proposal is not binding upon our Company or the Board and will not be construed as overruling a decision by our Company or the Board or creating or implying any additional fiduciary duty for our Company or the Board. However, the Board values the opinions expressed by shareholders in their vote on this proposal and will continue to consider the outcome of the vote when making future compensation decisions regarding named executive officers.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE IN FAVOR OF THE NONBINDING ADVISORY RESOLUTION APPROVING NAMED EXECUTIVE OFFICER COMPENSATION.

PROPOSAL NO. 6— VOTE ON AN ADVISORY, NONBINDING RESOLUTION TO APPROVE THE FREQUENCY OF ADVISORY VOTES ON NAMED EXECUTIVE OFFICER COMPENSATION;

In addition to asking for advisory approval of the compensation of the Company’s named executive officers, we are asking our shareholders, under an SEC rule, to approve, on an advisory basis, the frequency of advisory votes on executive compensation.  By voting on this resolution, shareholders may express their preference for an advisory vote on executive compensation every 1, 2 or 3 years.

The Board has carefully considered the options and, considering the Company’s compensation structure, are therefore recommending that shareholders vote “three years” in advising on the frequency of votes on executive compensation.

As an advisory vote, this proposal is not binding upon our Company or the Board and will not be construed as overruling a decision by our Company or the Board or creating or implying any additional fiduciary duty for our Company or the Board. However, the Board values the opinions expressed by shareholders in their vote on this proposal and will continue to consider the outcome of the vote when making future compensation decisions regarding the frequency of shareholder votes on named executive officer compensation.

THE BOARD OF DIRECTORS RECOMMENDS THAT THAT SHAREHOLDERS VOTE “EVERY ONE YEAR” IN ADVISING ON THE FREQUENCY OF SHAREHOLDER VOTES ON EXECUTIVE COMPENSATION.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The table below shows the beneficial ownership as of , 2014 of our common stock held by each of the directors, nominees for director, named executive officers, all current directors and executive officers as a group and each person known to us to be the beneficial owner of more than 5% of our outstanding common stock. As of , 2014 we had [101,109,034] shares of our common stock outstanding.

Name of Beneficial Owner	Common Stock Beneficially Owned Number of Shares of Common Stock	Percentage of Class
Timothy N. Tangredi (Officer and Chairman) (1) #	12,078,416	10.7%
Peter DiChiara (Officer) #	32,300	*
Robert W. Schwartz (Director) (2) #	1,650,000	1.6%
Ira William McCollum Jr. (Director) (3) #	310,000	* %
Thomas E. Turner (Director) (4) #	3,872,500	3.8%
Sharon Han (9)	37,500,000	37.1%
Executive officers, directors, as a group (5 persons)	55,433,216	47.8%

Mark Nordlicht (5)	10,324,740	9.9%
Leonard Samuels (6)	8,681,665	8.5%
Leah Kaplan Samuels (7)	2,724,696	2.7
Green Valley Investment Management Company Limited (8)	24,364,288	23.0%
Soex (Hong Kong) Industry & Investment Co., Ltd. (9)	37,500,000	37.1%

__________________

*	Less than 1%
#	Address is Company's principal office at 11552 Prosperous Driver, Odessa, Florida 33556
(1)

Includes 9,620,058 shares of common stock issuable upon exercise of stock options and warrants and 3,283,358 shares beneficially owned by Mr. Tangredi’s wife, Patricia Tangredi. 3,135,558 of Ms. Tangredi’s shares are issuable upon the exercise of stock options.

(2)	Includes 1,594,600 shares of common stock issuable upon exercise of stock options.
(3)	Includes 300,000 shares of common stock issuable upon exercise of stock options.

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(4)

Includes 300,000 shares of common stock issuable upon exercise of stock options. Also includes 2,850,000 shares and 712,500 shares issuable upon the exercise of warrants owned by a limited liability company for which Mr. Turner is the natural person with voting power.

(5)

Includes 3,234,740 shares of common stock, and 7,000,000 shares issuable upon the exercise of certain outstanding warrants. The natural person with voting power and investment power on behalf of Platinum Montaur Life Sciences, LLC is Mark Nordlicht. Platinum Montaur Life Sciences, LLC holds warrants for the purchase of up to 7,999,000 shares of common stock. Among these warrants, excluded from the above table are 999,999 shares of common stock issuable upon exercise of those warrants. The warrants as amended have certain limitations on exercise and conversion to the extent the shares resulting from such exercise, when aggregated with its other holdings, would result in Platinum Montaur Life Sciences, LLC holding in excess of 9.99% of all our common stock on a beneficially converted basis. These limitations on exercise of certain warrants may be waived by the holder. For purposes of this beneficial ownership table, we have assumed the exercise by Platinum Montaur Life Sciences, LLC of its warrants for the maximum number of shares it may acquire and hold at one time (9.99%). Address is 152 West 575th St. 4th Floor New York, NY 10019.

(6)

Includes 4,994,469 shares of Common Stock held by RBC and beneficially owned by Dr. Samuels, 2,724,696 shares of Common Stock held by the Reporting Persons as JTWROS, and 962,500 shares of Common Stock held by RBC Dain – Custodian for Leonard Samuels IRA. Address is 1011 Centennial Road Penn Valley, PA 19072.

(7)

The natural persons with voting power and investment power on behalf of Leah Kaplan-Samuels and Leonard Samuels JTWROS are Leah Kaplan-Samuels and Leonard Samuels. Address is 1011 Centennial Road Penn Valley, PA 19072.

(8)

Includes 4,872,858 shares issuable upon the exercise of certain outstanding warrants. The natural person with voting power and investment power on behalf of Green Valley International Investment Management Company Limited is Fuying Yu. Address is 951 Old Country Road, Belmont, CA 94002.

(9)	The natural person with voting power and investment power on behalf of Soex (Hong Kong) Industry & Investment Co., Ltd. is Sharon Han.

Transaction of Other Business

At the date of this proxy statement, the only business which the Board intends to present or knows that others will present at the Annual Meeting is as set forth above. If any other matter or matters are properly brought before the Annual Meeting, or an adjournment or postponement thereof, it is the intention of the person named in the accompanying form of proxy to vote the proxy on such matters in accordance with his best judgment.

List of Stockholders Entitled To Vote at the Annual Meeting

The names of stockholders of record entitled to vote at the Annual Meeting will be available at our corporate office for a period of 10 days prior to the Annual Meeting and continuing through the Annual Meeting.

Expenses Relating to this Proxy Solicitation

We will pay all expenses relating to this proxy solicitation. In addition to this solicitation by mail, our officers, directors, and employees may solicit proxies by telephone or personal call without extra compensation for that activity.

Communication with the Company’s Board of Directors

Stockholders may communicate with the Board of Directors by directing their communications in a hard copy (i.e., non-electronic) written form to the following address: Board of Directors, Dais Analytic Corporation, 11552 Prosperous Drive, Odessa, FL 33556. A stockholder communication must include a statement that the author of such communication is a beneficial or record owner of shares of stock of the Company. Our Corporate Secretary will review all communications meeting the requirements discussed above and will remove any communications relating to (i) the purchase or sale of products or services, (ii) communications from landlords relating to our obligations or the obligations of one of our subsidiaries under a lease, (iii) communications from suppliers or vendors relating to our obligations or the obligations of one of our subsidiaries to such supplier or vendor, (iv) communications from opposing parties relating to pending or threatened legal or administrative proceedings regarding matters not related to securities law matters or fiduciary duty matters, and (v) any other communications that the Corporate Secretary deems, in his or her reasonable discretion, unrelated to the business of the Company. The Corporate Secretary will compile all communications not removed in accordance with the procedure described above and will distribute such qualifying communications to the intended recipient(s). A copy of any qualifying communications that relate to our accounting and auditing practices will also be sent directly to the board, which we plan to form following the election of the Board, whether or not it was directed to such person or persons.

Available Information

We maintain an internet website at www.daisanalytic.com. Copies of our Code of Ethics, can be found under the Investor Relations section of our website at www.daisanalytic.com, and such information is also available in print to any stockholder who requests it by contacting us at Dais Analytic Corporation, 11552 Prosperous Drive, Odessa, FL 33556, Attention: Peter A. DiChiara, Telephone: (305) 774-0407.

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A copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2013 and Form 10-Q for the period ended September 30, 2014 are enclosed with this proxy statement. In addition, such report is available, free of charge, through the Investor Relations-SEC Filings section of our internet website at www.daisanalytic.com. We file annual reports on Form 10-K, quarterly reports on Form 10-Q, and current reports on Form 8-K with the SEC. These reports, any amendments to these reports, proxy statements and certain other documents we file with the SEC are available through the SEC’s website at www.sec.gov. The public may also read and copy these reports and any other materials we file with the SEC at the SEC’s Public Reference Room at 100 F Street, NE, Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330.

The SEC also allows us to “incorporate by reference” into this proxy statement documents that we file with the SEC. This means that we can disclose important information to you by referring you to those documents but these documents are not included in or delivered with this proxy. The information incorporated by reference is considered to be a part of this proxy statement, and later information that we file with the SEC will update and supersede that information. We incorporate by reference Quarterly Reports on Form 10-Q filed on May 15, 2014, August 14, 2014 and November 14, 2014 and Forms 8-K filed on April 28, 2014, October 9, 2014 and December 19, 2014.

Notwithstanding the foregoing, information furnished under Items 2.02 and 7.01 of any Current Report on Form 8-K, including the related exhibits, is not incorporated by reference in this proxy statement. We will furnish without charge by first class mail to each person whose proxy is being solicited, upon written or oral request of any such person, a copy of the Quarterly Reports on Form 10-Q and Current Reports on Form 8-K and any other documents which we incorporate by reference. A request for a copy of such report should be directed to Dais Analytic Corporation, 11552 Prosperous Drive, Odessa, FL 33556, Attention: Peter A. DiChiara.

Any statement contained in a document incorporated or deemed to be incorporated by reference into this proxy statement will be deemed to be modified or superseded for the purposes of this proxy statement to the extent that a statement contained in this proxy statement or any other subsequently filed document that is deemed to be incorporated by reference into this proxy statement modifies or supersedes the statement. Any statement so modified or superseded will not be deemed, except as so modified or superseded, to constitute a part of this proxy statement.

Householding

We have adopted a procedure approved by the SEC called “householding.” Under this procedure, stockholders of record who have the same address and last name will receive only one copy of our proxy statement, unless one or more of these stockholders notifies us that they wish to continue receiving individual copies. This procedure will reduce our printing costs and postage fees.

If you are eligible for householding, but you and other stockholders of record with whom you share an address currently receive multiple copies of materials from the Company, or if you hold stock in more than one account, and in either case you wish to receive only a single copy of materials from the Company for your household, please contact our transfer agent, Clear Trust LLC, 17961 Hunting Bow Circle, Suite 102, Lutz, Florida, 33558, telephone (813) 235-4490.

If you participate in householding and wish to receive a separate copy of the proxy statement, or if you do not wish to participate in householding and prefer to receive separate copies of materials from the Company in the future, please contact our transfer agent as indicated above. Beneficial stockholders can request information about householding from their nominee.

THIS PROXY STATEMENT DOES NOT CONSTITUTE THE SOLICITATION OF A PROXY IN ANY JURISDICTION TO OR FROM ANY PERSON TO WHOM OR FROM WHOM IT IS UNLAWFUL TO MAKE SUCH PROXY SOLICITATION IN THAT JURISDICTION. YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED OR INCORPORATED BY REFERENCE IN THIS PROXY STATEMENT TO VOTE YOUR SHARES AT THE ANNUAL MEETING. WE HAVE NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT FROM WHAT IS CONTAINED IN THIS PROXY STATEMENT. THIS PROXY STATEMENT IS DATED , 2014. YOU SHOULD NOT ASSUME THAT THE INFORMATION CONTAINED IN THIS PROXY STATEMENT IS ACCURATE AS OF ANY DATE OTHER THAN THAT DATE, AND THE MAILING OF THIS PROXY STATEMENT TO STOCKHOLDERS DOES NOT CREATE ANY IMPLICATION TO THE CONTRARY.

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Preliminary Copy

DAIS ANALYTIC CORPORATION

ANNUAL MEETING PROXY CARD

THIS PROXY IS BEING SOLICITED ON BEHALF OF OUR BOARD OF DIRECTORS FOR

THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON [*], 2015

The undersigned hereby appoints Timothy N. Tangredi and Peter DiChiara, each and together as proxies and each with full power of substitution, to represent and to vote all shares of Common Stock of Dais Analytic Corporation (the “Company” or “Dais”) at the annual meeting of shareholders of the Company to be held on [*] and at any adjournment or postponement thereof, hereby revoking any and all proxies heretofore given.

1.	Proposal 1: To re-elect three Directors for a term expiring at the Company’s next annual meeting or until their successors are duly elected and qualified.

INSTRUCTION: To withhold authority to vote for any individual nominee, mark “For All Except” and write that nominee’s name in the space provided below.

Nominees: Timothy N. Tangredi, Robert W. Schwartz, Ira William McCollum, Jr., Thomas E. Turner and Sharon Han

☐ FOR ALL    ☐ WITHHOLD    ☐ FOR ALL EXCEPT ________________________________________

2.

Proposal 2: Approve an amendment to the Company’s Amended and Restated Certificate of Incorporation to effect a reverse stock split of our common stock by a ratio of not less than 1-for-5 and not more than 1-for-20 (the “Reverse Stock Split”) at any time prior to March 31, 2016, with the Board of Directors (the “Board”) having the discretion as to whether or not the Reverse Stock Split is to be effected, and with the exact ratio of any Reverse Stock Split to be set at a whole number within the above range as determined by the Board in its discretion.

☐ FOR    ☐ AGAINST    ☐ ABSTAIN

3.

Proposal 3: Approve an amendment to our Certificate of Incorporation to increase the number of shares the corporation is authorized to issue to 250,000,000 shares, of which 240,000,000 shares of common stock, par value $0.01 per share, and 10,000,000 shares of preferred stock, par value $0.01 per share, shall be authorized.

☐ FOR    ☐ AGAINST    ☐ ABSTAIN

4.	Proposal 4: Approve the Dais Analytic Corporation 2015 Stock Incentive Plan.

☐ FOR    ☐ AGAINST    ☐ ABSTAIN

5.

Proposal 5: Vote on an advisory, nonbinding resolution to approve the compensation of the Company's named executive officers as disclosed in this proxy statement pursuant to the compensation disclosure rules of the Securities and Exchange Commission.

☐ FOR    ☐ AGAINST    ☐ ABSTAIN

6.	Proposal 6: Vote on an advisory, nonbinding resolution to approve the frequency of advisory votes on named executive officer compensation.

☐ EVERY ONE YEAR    ☐ EVERY TWO YEARS    ☐ EVERY THREE YEARS    ☐ ABSTAIN

Our Board of Directors believes that Proposal 1, Proposal 2, Proposal 3, Proposal 4, Proposal 5 and Proposal 6 are fair to, and in the best interests of, all of our shareholders. Accordingly, our Board of Directors unanimously recommends that you vote “FOR” the five nominees in Proposal 1, “FOR” Proposal 2, “FOR” Proposal 3, “FOR” Proposal 4, "FOR" Proposal 5 and every three years for Proposal 6.

In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the annual meeting of the shareholders or any adjournments or postponements thereof. If you wish to vote in accordance with our Board of Directors’ recommendations, just sign below. You need not mark any boxes.

Dated:

Signature of Shareholder

Signature of Shareholder (if held jointly)

NOTES:

1.

Please sign your name exactly as your name appears hereon. If the shares are owned by more than one person, all owners should sign. Persons signing as executors, administrators, trustees or in similar capacities should so indicate. If a corporation, please sign the full corporate name by the president or other authorized officer. If a partnership, please sign in the partnership name by an authorized person.

2.

To be valid, the enclosed form of Proxy for the annual meeting, together with the power of attorney or other authority, if any, under which it is signed, must be received by [*] at the offices of our transfer agent, Clear Trust, LLC, 17961 Hunting Bow Circle, Suite 102, Lutz, Florida, 33558, telephone (813) 235-4490.

3.	Returning the enclosed form of Proxy will not prevent you from attending and voting in person at the annual meeting or any adjournment or postponement thereof.

PLEASE COMPLETE, SIGN, DATE AND RETURN THIS PROXY CARD

PROMPTLY TO CLEAR TRUST, LLC

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DAIS ANALYTIC CORPORATION

2015 STOCK INCENTIVE PLAN

1. General

1.1 Purpose. The purposes of the Dais Analytic Corporation 2015 Stock Incentive Plan (the “Plan”) is to promote the interests of Dais Analytic Corporation (the “Company”) and the stockholders of the Company by providing (i) executive officers and other employees of the Company and its Subsidiaries (as defined below), (ii) certain advisors who perform services for the Company and its Subsidiaries and (iii) non-employee members of the Board of Directors of the Company (the “Board”) with appropriate incentives and rewards to encourage them to enter into and continue in the employ and service of the Company and to acquire a proprietary interest in the long-term success of the Company, as well as to reward the performance of these individuals in fulfilling their personal responsibilities for long-range and annual achievements.

1.2 Effective Date and Term. The Plan will become effective upon the date it is approved by the stockholders of the Company (the “Effective Date”). Unless terminated earlier by the Board, the Plan will expire on the tenth (10th) anniversary of the Effective Date.

1.3 Definitions. Capitalized terms in the Plan, unless defined elsewhere in the Plan, shall be defined as set forth below:

162(m) Term. The term “162(m) Term” means the period starting on the date when the Company’s stockholders first approve this Plan and ending on the date of the first meeting of the Company’s stockholders that occurs in the fifth year following the year in which the Company’s stockholders first approve this Plan.

1934 Act. The term “1934 Act” shall mean the Securities Exchange Act of 1934, as amended, including the rules and regulations promulgated thereunder and any successor thereto.

Affiliated Company. The term “Affiliated Company” means any company, partnership, association, organization or other entity controlled by, controlling or under common control with the Company.

Award. The term “Award” means any award or benefit granted under the Plan, including, without limitation, Options, SARs, Restricted Stock, Restricted Stock Units, Other Stock-Based Awards and Cash-Based Awards.

Award Agreement. The term “Award Agreement” means a written Award grant agreement under the Plan.

Cash-Based Award. The term “Cash-Based Award” means a right or other interest granted to an Eligible Grantee under Section 4.2(vi) of the Plan that may be denominated or payable in cash, other than an Award pursuant to which the amount of cash is determined by reference to the value of a specific number of shares of Stock. For the avoidance of doubt, dividend equivalents constitute Cash-Based Awards.

Change of Control. The term “Change of Control” shall be deemed to occur if and when:

(i)

any person, including a “person” as such term is used in Section 14(d)(2) of the 1934 Act (a “Person”), is or becomes a beneficial owner (as such term is defined in Rule 13d-3 under the 1934 Act), directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company’s then outstanding securities;

(ii)

individuals who, as of the Effective Date, constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the Effective Date whose election, or nomination for election by the Company’s stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding for this purpose any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the 1934 Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board;

(iii)	all or substantially all of the assets of the Company are sold, transferred or distributed, or the Company is dissolved or liquidated; or

(iv)

a reorganization, merger, consolidation or other corporate transaction involving the Company (a “Transaction”) is consummated, in each case, with respect to which the stockholders of the Company immediately prior to such Transaction do not, immediately after the Transaction, own more than 50% of the combined voting power of the Company or other corporation resulting from such Transaction in substantially the same respective proportions as such stockholders’ ownership of the voting power of the Company immediately before such Transaction.

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Notwithstanding the foregoing or any other provision of this Plan, the term Change of Control shall not include a sale of assets, merger or other transaction effected exclusively for the purpose of changing the domicile of the Company.

Code. The term “Code” means the Internal Revenue Code of 1986, as amended. A reference to any provision of the Code shall include reference to any successor provision of the Code.

Covered Employee. The term “Covered Employee” means an Employee who is, or who is anticipated to become, between the time of grant and payment of the Award, a “covered employee,” as such term is defined in Section 162(m)(3) of the Code (or any successor section thereof).

Disability. The term “Disability” means “Disability” as defined in any Award Agreement to which the Grantee is a party.

Eligible Grantee. The term “Eligible Grantee” shall mean any Employee, Non-Employee Director or Key Advisor, as determined by the Board in its sole discretion.

Employee. The term “Employee” means an active employee of the Company or a Subsidiary, but excluding any person who is classified by the Company or a Subsidiary as a “contractor” or “consultant,” no matter how characterized by the Internal Revenue Service, other governmental agency or a court, or any employee who is not actively employed, as determined by the Board. Any change of characterization of an individual by the Internal Revenue Service or any court or government agency shall have no effect upon the classification of an individual as an Employee for purposes of this Plan, unless the Board determines otherwise.

Fair Market Value. For purposes of determining the “Fair Market Value” of a share of Stock as of any date, the “Fair Market Value” as of that date shall be, unless otherwise determined by the Board, the closing sale price during regular trading hours of the Stock on the immediately preceding date on the principal securities market in which shares of Stock is then traded; or, if there were no trades on that date, the closing sale price during regular trading hours of the Stock on the first trading day prior to that date. If the Stock is not publicly traded at the time a determination of Fair Market Value is required to be made hereunder, the determination of such amount shall be made by the Board in such manner as it deems appropriate.

Grantee. The term “Grantee” means an Employee, Non-Employee Director or Key Advisor of the Company or a Subsidiary who has been granted an Award under the Plan.

ISO. The term “ISO” means any Option intended to be and designated as an incentive stock option within the meaning of Section 422 of the Code.

Key Advisor. The term “Key Advisor” means a consultant or other key advisor who performs services for the Company or a Subsidiary.

Non-Employee Director. The term “Non-Employee Director” means a member of the Board who is not an Employee.

NQSO. The term “NQSO” means any Option that is not designated as an ISO, or which is designated by the Board as an ISO but which subsequently fails or ceases to qualify as an ISO.

Option. The term “Option” means a right, granted to an Eligible Grantee under Section 4.2(i), to purchase shares of Stock. An Option may be either an ISO or an NQSO.

Other Stock-Based Award. The term “Other Stock-Based Award” means a right or other interest granted to an Eligible Grantee under Section 4.2(v) of the Plan that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Stock, including but not limited to (i) unrestricted Stock awarded as a bonus or upon the attainment of Performance Goals or otherwise as permitted under the Plan, and (ii) a right granted to an Eligible Grantee to acquire Stock from the Company containing terms and conditions prescribed by the Board.

Performance Goals. The term “Performance Goals” means performance goals based on the attainment by the Company or any Subsidiary of the Company or any Affiliated Company (or any division or business unit of any such entity), or any two or more of the foregoing, of performance goals pre-established by the Board in its sole discretion, based on one or more of the following criteria (if applicable, such criteria shall be determined in accordance with generally accepted accounting principles (“GAAP”) or based upon the Company’s GAAP financial statements). The relative weights of the criteria that comprise the Performance Goals shall be determined by the Board in its sole discretion. In establishing the Performance Goals for a performance period, the Board may establish different Performance Goals for individual Grantees or groups of Grantees. Subject to the limitations in Section 4.2(ix)(d), the Board in its sole discretion shall have the authority to make equitable adjustments to the Performance Goals in recognition of unusual or non-recurring events affecting the Company or any Subsidiary of the Company or any Affiliated Company or the financial statements of the Company or any Subsidiary of the Company or any Affiliated Company, in response to changes in applicable laws or regulations, including changes in generally accepted accounting principles or practices, or to account for items of gain, loss or expense determined to be extraordinary or unusual in nature or infrequent in occurrence or related to the disposal of a segment of a business, as applicable. Performance Goals may include a threshold level of performance below which no Award will be earned, a level of performance at which the target amount of an Award will be earned and a level of performance at which the maximum amount of the Award will be earned.

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Restricted Stock. The term “Restricted Stock” means an Award of shares of Stock to an Eligible Grantee under Section 4.2(iii) that may be subject to certain restrictions and to a risk of forfeiture. Stock issued upon the exercise of Options or SARs is not “Restricted Stock” for purposes of the plan, even if subject to post-issuance transfer restrictions or forfeiture conditions. When Restricted Stock vests, it ceases to be “Restricted Stock” for purposes of the Plan.

Restricted Stock Unit. The term “Restricted Stock Unit” means a right granted to an Eligible Grantee under Section 4.2(iv) to receive Stock or cash at the end of a specified deferral period, which right may be conditioned on the satisfaction of specified performance or other criteria.

Retirement. The term “Retirement” means any termination of employment or service as an Employee, Non-Employee Director or Key Advisor as a result of retirement in good standing under the rules of the Company or a Subsidiary, as applicable, then in effect.

Rule 16b-3. The term “Rule 16b-3” means Rule 16b-3, as from time to time in effect promulgated by the Securities and Exchange Commission under Section 16 of the 1934 Act, including any successor to such Rule.

Stock. The term “Stock” means shares of the common stock, par value $0.01 per share, of the Company.

Stock Appreciation Right or SAR. The term “Stock Appreciation Right” or “SAR” means the right, granted to an Eligible Grantee under Section 4.2(ii), to be paid an amount measured by the appreciation in the Fair Market Value of Stock from the date of grant to the date of exercise of the right.

Subsidiary. The term “Subsidiary” means any present or future subsidiary corporation of the Company within the meaning of Section 424(f) of the Code, and any present or future business venture designated by the Board in which the Company has a significant interest, including, without limitation, any subsidiary corporation in which the Company has at least a 50% ownership interest, as determined in the discretion of the Board.

2. Administration

2.1 Board. The authority to manage the operation of and administer the Plan shall be vested in the Board or the Board may form a committee (the “Board”) in accordance with this Section 2. The Board shall be selected by the Board, and shall consist solely of two or more members of the Board who are non-employee directors within the meaning of Rule 16b-3 and are outside directors within the meaning of Code Section 162(m).

2.2 Powers of the Board. The Board’s administration of the Plan shall be subject to the following:

(i)

Subject to the provisions of the Plan, the Board will have the authority and discretion to select from among the Eligible Grantees those persons who shall receive Awards, to determine the time or times of receipt, to determine the types of Awards and the number of shares covered by the Awards, and to establish the terms, conditions, performance criteria, restrictions, and other provisions of such Awards;

(ii)

The Board will have the authority and discretion to interpret the Plan, to establish, amend, and rescind any rules and regulations relating to the Plan, to determine the terms and provisions of any Award Agreement made pursuant to the Plan, and to make all other determinations that may be necessary or advisable for the administration of the Plan;

(iii)	Any interpretation of the Plan by the Board and any decision made by it under the Plan is final and binding on all persons; and

(iv)

In managing the operation of and administering the Plan, the Board shall take action in a manner that conforms to the articles of incorporation and by-laws of the Company, and applicable state corporate law.

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2.3 Prohibition Against Repricing. Notwithstanding any provision of the Plan to the contrary, in no event shall any action be taken under the Plan that constitutes a Repricing of any Option or SAR granted under the Plan, or of any option or stock appreciation right granted under the any other plan of the Company or of an acquired company, except with approval of the stockholders of the Company.

2.4 Delegation of Authority. To the extent not inconsistent with applicable law, the rules of the NASDAQ Stock Market or other provisions of the Plan, the Board may, at any time, allocate all or any portion of its responsibilities and powers to any one or more of its members or, with respect to Awards made to Employees other than executive officers, the Chief Executive Officer, including without limitation, the power to designate Grantees hereunder and determine the amount, timing and terms of Awards hereunder. Any such allocation or delegation may be revoked by the Board at any time.

2.5 Indemnification. Each person who is or shall have been a member of the Board, shall be indemnified and held harmless by the Company against and from any loss, cost, liability or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken in good faith or failure to act in good faith under the Plan and against and from any and all amounts paid by him or her in settlement thereof, with the Company’s approval, or paid by him or her in satisfaction of any judgment in any such action, suit or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall be in addition to any other rights of indemnification or elimination of liability to which such persons may be entitled under the Company’s articles of incorporation or by-laws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

3. Available Shares of Stock Under the Plan

3.1 Shares Available for Awards. Subject to the adjustments described below, the maximum number of shares of Stock reserved for the grant of Awards under the Plan shall be 10,000,000. Of the maximum number of shares of Stock reserved for the grant of Awards under the Plan, no more than 1,000,000 of such shares may be issued pursuant to stock-settled Awards other than Options (that is, Restricted Stock, Restricted Stock Units, SARs, Performance Awards, Other Stock-Based Awards and dividend equivalent Awards, in each case to the extent settled in shares of Common Stock).

3.2 Forfeited, Cancelled and Expired Awards. Awards granted under the Plan that are forfeited, expire or are canceled or settled without issuance of Stock shall not count against the maximum number of shares that may be issued under the Plan as set forth in Section 3.1 and shall be available for future Awards under the Plan. Notwithstanding the foregoing, any and all Stock that is (i) withheld or tendered in payment of an Option exercise price; (ii) withheld by the Company to satisfy any tax withholding obligation; (iii) covered by a SAR (to the extent that it is settled in Stock, without regard to the number of shares of Stock that are actually issued to the Grantee upon exercise); (iv) withheld by the Company to satisfy any debt or other obligation owed to the Company or any Subsidiary, and (v) any fractional shares of Common Stock that are cancelled pursuant to the Plan, shall be considered issued pursuant to the Plan and shall not be added to the maximum number of shares of Stock that may be issued under the Plan as set forth in Section 3.1.

3.3 Adjustments. In the event of any change in the Company’s capital structure, including but not limited to a change in the number of shares of Stock outstanding, on account of (i) any stock dividend, stock split, reverse stock split or any similar equity restructuring, or (ii) any combination or exchange of equity securities, merger, consolidation, recapitalization, reorganization, or divesture or any other similar event affecting the Company’s capital structure, to reflect such change in the Company’s capital structure, the Board shall make appropriate equitable adjustments to the maximum number of shares of Stock that may be issued under the Plan as set forth in Section 3.1. In the event of any extraordinary dividend, divestiture or other distribution (other than ordinary cash dividends) of assets to stockholders, or any transaction or event described above, to the extent necessary to prevent the enlargement or diminution of the rights of Grantees, the Board shall make appropriate equitable adjustments to the number or kind of shares subject to an outstanding Award, the exercise price applicable to an outstanding Award, and/or a Performance Goals. Any adjustments under this Section 3.3 shall be consistent with Section 409A or 424 of the Code, to the extent applicable, and made in a manner that does not adversely affect the exemption provided pursuant to Rule 16b-3 or qualification under Section 162(m) of the Code, to the extent each may be applicable. The Company shall give each Grantee notice of an adjustment to an Award hereunder and, upon notice, such adjustment shall be final, binding and conclusive for all purposes. Notwithstanding the foregoing, the Board shall decline to adjust any Award made to a Participant if such adjustment would violate applicable law.

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3.4 Fractional Shares. The Company shall not be obligated to issue any fractional shares of Stock in settlement of Awards granted under the Plan. Except as otherwise provided in an Award Agreement or determined by the Board, (i) the total number of shares issuable pursuant to the exercise, vesting or earning of an Award shall be rounded down to the nearest whole share, and (ii) no fractional shares shall be issued. The Board may, in its discretion, determine that a fractional share shall be settled in cash.

4. Awards

4.1 General. The term of each Award shall be for such period as may be determined by the Board, subject to the limitations set forth below. Subject to the terms of the Plan and any applicable Award Agreement, payments to be made by the Company or any Subsidiary of the Company upon the grant, maturation, or exercise of an Award may be made in such forms as the Board shall determine at the date of grant or thereafter, including, without limitation, cash, Stock, or other property. In addition to the foregoing, the Board may impose on any Award or the exercise thereof, at the date of grant, such additional terms and conditions not inconsistent with the provisions of the Plan, including, but not limited to forfeiture and clawback provisions, as the Board shall determine; provided, however, that any such terms and conditions shall not be inconsistent with Section 409A of the Code.

4.2 Types of Awards. The Board is authorized to grant the Awards described in this Section 4.2, under such terms and conditions as deemed by the Board to be consistent with the purposes of the Plan. Such Awards may be granted with value and payment contingent upon Performance Goals. Each Award shall be evidenced by an Award Agreement containing such terms and conditions applicable to such Award as the Board shall determine.

(i)	Options. The Board is authorized to grant Options to Grantees on the following terms and conditions:

a.

Type of Award. The Award Agreement evidencing an Option shall designate the Option as either an ISO or an NQSO, as determined in the discretion of the Board. At the time of the grant of Options, the Board may place restrictions on the exercisability or vesting of Options that shall lapse, in whole or in part, upon the attainment of Performance Goals; provided that such Performance Goals shall relate to periods of performance of at least one fiscal year.

b.

Exercise Price. The exercise price of each Option granted under this Section 4.2 shall be established by the Board or shall be determined by a method established by the Board at the time the Option is granted; provided, however, that the exercise price shall not be less than 100% of the Fair Market Value of a share of Stock on the date of grant of the Award. No dividends or dividend equivalents will be paid on shares of Stock subject to an Option.

c.

Exercise. Upon satisfaction of the applicable conditions relating to vesting and exercisability, as determined by the Board and set forth in the Award Agreement, and upon provision for the payment in full of the exercise price and applicable taxes due, the Grantee shall be entitled to exercise the Option and receive the number of shares of Stock issuable in connection with the Option exercise provided, however, that no Option may be exercised more than ten years after its grant date. Except as set forth in Section 4.3, no NQSO granted hereunder may be exercised after the earlier of (A) the expiration of the NQSO or (B) unless otherwise provided by the Board in an Award Agreement, ninety days after the severance of an NQSO holder’s employment or service with the Company or any Subsidiary The shares issued in connection with the Option exercise may be subject to such conditions and restrictions as the Board may determine, from time to time. An Option may be exercised by any method as may be permitted by the Board from time to time, including but not limited to any “net exercise” or other “cashless” exercise method.

d.

Restrictions Relating to ISOs. In addition to being subject to the terms and conditions of this Section 4.2(i), ISOs shall comply with all other requirements under Section 422 of the Code. Accordingly, ISOs may be granted only to Eligible Grantees who are employees (as described in Treasury Regulation Section 1.421-7(h)) of the Company or of any "Parent Corporation" (as defined in Code Section 424(e)) or of any "Subsidiary Corporation" (as defined in Code Section 424(f)) on the date of grant. The aggregate Fair Market Value (determined as of the time the ISO is granted) of the Stock with respect to which ISOs (under all option plans of the Company and of any Parent Corporation and of any Subsidiary Corporation) are exercisable for the first time by an Eligible Grantee during any calendar year shall not exceed $100,000. ISOs shall not be transferable by the Eligible Grantee otherwise than by will or the laws of descent and distribution and shall be exercisable, during the Eligible Grantee's lifetime, only by such Eligible Grantee. The Board shall not grant ISOs to any Employee who, at the time the ISO is granted, owns stock possessing (after the application of the attribution rules of Section 424(d) of the Code) more than ten percent (10%) of the total combined voting stock of the Company or of any Parent Corporation or of any Subsidiary Corporation, unless the exercise price of the ISO is fixed at not less than one hundred and ten percent (110%) of the Fair Market Value of a share of Common Stock on the date of grant and the exercise of such ISO is prohibited by its terms after the fifth (5th) anniversary of the ISO's date of grant. In addition, no ISO shall be issued to an Eligible Grantee in tandem with a NQSO issued to such Eligible Grantee in accordance with Treasury Regulation Section 14a.422A-1, Q/A-39.

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(ii)	SARs. The Board is authorized to grant SARs to Grantees on the following terms and conditions:

a.

In General. SARs may be granted independently or in tandem with an Option at the time of grant of the related Option. An SAR granted in tandem with an Option shall be exercisable only to the extent the underlying Option is exercisable. Payment of an SAR may be made in cash, Stock, or a combination of the foregoing, as specified in the Award Agreement or determined in the sole discretion of the Board. At the time of the grant of SARs, the Board may place restrictions on the exercisability or vesting of SARs that shall lapse, in whole or in part, upon the attainment of Performance Goals; provided that such Performance Goals shall relate to periods of performance of at least one fiscal year.

b.

Term and Exercisability of SARs. SARs shall be exercisable over the exercise period at such times and upon such conditions as the Board may determine, as reflected in the Award Agreement; provided, however, that no SAR may be exercised more than ten years after its grant date. Except as set forth in Section 4.3, no SAR granted hereunder may be exercised after the earlier of (A) the expiration of the SAR or (B) unless otherwise provided by the Board in an Award Agreement, ninety days after the severance of an SAR holder’s employment or service with the Company or any Subsidiary.

c.

Payment. An SAR shall confer on the Grantee a right to receive an amount with respect to each share of Stock subject thereto, upon exercise thereof, equal to the excess of (A) the Fair Market Value of one share of Stock on the date of exercise over (B) the grant price of the SAR (which in the case of an SAR granted in tandem with an Option shall be equal to the exercise price of the underlying Option, and which in the case of any other SAR shall be such price as the Board may determine but in no event shall be less than the Fair Market Value of a share of Stock on the date of grant of such SAR). An SAR may be exercised by giving written notice of such exercise to the Board or its designated agent. No dividends or dividend equivalents will be paid on shares of Stock subject to an SAR.

(iii)	Restricted Stock. The Board is authorized to grant Restricted Stock to Grantees on the following terms and conditions:

a.

Issuance and Restrictions. Restricted Stock shall be subject to such restrictions on transferability and other restrictions, if any, as the Board may impose at the date of grant, which restrictions may lapse separately or in combination at such times, under such circumstances, in such installments, or otherwise, as the Board may determine. The Board may place restrictions on Restricted Stock that shall lapse, in whole or in part, upon the attainment of Performance Goals; provided that such Performance Goals shall relate to periods of performance of at least one fiscal year. Except to the extent restricted under the Award Agreement relating to the Restricted Stock, a Grantee granted Restricted Stock shall have all of the rights of a stockholder including, without limitation, the right to vote Restricted Stock and the right to receive dividends thereon.

b.

Certificates for Stock. Restricted Stock granted under the Plan may be evidenced in such manner as the Board shall determine. If certificates representing Restricted Stock are registered in the name of the Grantee, such certificates shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock, and the Company may retain physical possession of the certificate.

c.

Dividends. Except to the extent restricted under the applicable Award Agreement, cash dividends paid on Restricted Stock shall be paid at the dividend payment date subject to no restriction. Unless otherwise determined by the Board, Stock distributed in connection with a stock split or stock dividend shall be subject to the transfer restrictions, forfeiture risks and vesting conditions to the same extent as the Restricted Stock with respect to which such Stock or other property has been distributed. Notwithstanding the foregoing, the Board may not provide for the current payment of dividends for Restricted Stock subject to Performance Goals; for such Awards, dividends may accrue but shall not be payable unless and until the Award vests upon satisfaction of the applicable Performance Goals and all other applicable conditions to vesting.

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(iv)	Restricted Stock Units. The Board is authorized to grant Restricted Stock Units to Grantees, subject to the following terms and conditions:

a.

Conditions to Vesting. At the time of the grant of Restricted Stock Units, the Board may place restrictions on Restricted Stock Units that shall lapse, in whole or in part, upon the attainment of Performance Goals; provided that such Performance Goals shall relate to periods of performance of at least one fiscal year.

b.

Benefit Upon Vesting. Unless otherwise provided in an Award Agreement, upon the vesting of a Restricted Stock Unit, there shall be delivered to the Grantee, within 30 days of the date on which such Award (or any portion thereof) vests, the number of shares of Stock equal to the number of Restricted Stock Units becoming so vested.

c.

Dividend Equivalents. To the extent provided in an Award Agreement, subject to the requirements of Section 409A of the Code, an Award of Restricted Stock Units may provide the Grantee with the right to receive dividend equivalent payments with respect to Stock subject to the Award (both before and after the Stock subject to the Award is earned, vested, or acquired), which payments may be either made currently or credited to an account for the Grantee, and may be settled in cash or Stock, as determined by the Board. Any such settlements and any such crediting of dividend equivalents may, at the time of grant of the Restricted Stock Unit, be made subject to the transfer restrictions, forfeiture risks, vesting and conditions of the Restricted Stock Units and subject to such other conditions, restrictions and contingencies as the Board shall establish at the time of grant of the Restricted Stock Unit, including the reinvestment of such credited amounts in Stock equivalents, provided that all such conditions, restrictions and contingencies shall comply with the requirements of Section 409A of the Code. Notwithstanding the foregoing in this Section 4.2(iv)(c), dividend equivalents may accrue on unearned Restricted Stock Units subject to Performance Goals but shall not be payable unless and until the applicable Performance Goals are met and certified.

(v)

Other Stock-Based Awards. The Board is authorized to grant Awards to Grantees in the form of Other Stock-Based Awards, as deemed by the Board to be consistent with the purposes of the Plan. At the time of the grant of Other Stock-Based Awards, the Board may place restrictions on the payout or vesting of Other Stock-Based Awards that shall lapse, in whole or in part, upon the attainment of Performance Goals; provided that such Performance Goals shall relate to periods of performance of at least one fiscal year. The Board shall determine the terms and conditions of such Awards at the date of grant. Other Stock-Based Awards may not be granted with the right to receive dividend equivalent payments.

(vi)

Cash-Based Awards. The Board is authorized to grant Awards to Grantees in the form of Cash-Based Awards, as deemed by the Board to be consistent with the purposes of the Plan. At the time of the grant of Cash-Based Awards, the Board may place restrictions on the payout or vesting of Cash-Based Awards that shall lapse, in whole or in part, upon the attainment of Performance Goals. The Board shall determine the terms and conditions of such Awards at the date of grant.

(vii)

Settlement of Options and SARs. Shares of Stock delivered pursuant to the exercise of an Option or SAR shall be subject to such conditions, restrictions and contingencies as the Board may establish in the applicable Award Agreement. Settlement of SARs may be made in shares of Stock (valued at their Fair Market Value at the time of exercise), in cash, or in a combination thereof, as determined in the discretion of the Board and set forth in the Award Agreement. The Board, in its discretion, may impose such conditions, restrictions and contingencies with respect to shares of Stock acquired pursuant to the exercise of an Option or an SAR as the Board determines to be desirable.

(viii)

Vesting; Additional Terms. Except as set forth in Section 4.3, other than Options, SARs, Restricted Stock, Restricted Stock Units or Other Stock-Based Awards conditioned upon the attainment of Performance Goals that relate to performance periods of at least one fiscal year, Options, SARs, Restricted Stock, Restricted Stock Units or Other Stock-Based Awards granted hereunder shall vest as determined by the Board and set forth in the Award Agreement. The term of any Award granted under the Plan will not exceed ten years from the date of grant.

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(ix)	Qualified Performance-Based Compensation.

a.

The Board may determine that Restricted Stock, Restricted Stock Units, Other Stock-Based Awards or Cash-Based Awards granted to a Covered Employee shall be considered “qualified performance-based compensation” under section 162(m) of the Code, in which case the provisions of this Section 4.2(ix) shall apply. As required pursuant to Section 162(m) of the Code and the regulations promulgated thereunder, the Board’s authority to grant new awards that are intended to qualify as performance-based compensation within the meaning of Section 162(m) of the Code (other than qualifying Options and qualifying SARs) shall terminate upon the first meeting of the Company’s stockholders that occurs in the fifth year following the year in which the Company’s stockholders first approve this Plan.

b.

When Awards are made under this Section 4.2(ix), the Board shall establish in writing (i) the objective Performance Goals that must be met, (ii) the period during which performance will be measured, (iii) the maximum amounts that may be paid if the Performance Goals are met, and (iv) any other conditions that the Board deems appropriate and consistent with the requirements of Section 162(m) of the Code for “qualified performance-based compensation.” The Performance Goals shall satisfy the requirements for “qualified performance-based compensation,” including the requirement that the achievement of the goals be substantially uncertain at the time they are established and that the Performance Goals be established in such a way that a third party with knowledge of the relevant facts could determine whether and to what extent the Performance Goals have been met. The Board shall not have discretion to increase the amount of compensation that is payable, but may reduce the amount of compensation that is payable, pursuant to Awards identified by the Board as “qualified performance-based compensation.”

c.

Performance Goals must be pre-established by the Board. A Performance Goal is considered pre-established if it is established in writing not later than 90 days after the commencement of the period of service to which the Performance Goal relates, provided that the outcome is substantially uncertain at the time the Board actually established the goal. However, in no event will a Performance Goal be considered pre-established if it is established after 25% of the period of service (as scheduled in good faith at the time the goal is established) has elapsed.

d.

The Board in its sole discretion shall have the authority to make equitable adjustments to the Performance Goals in recognition of unusual or non-recurring events affecting the Company or any Subsidiary of the Company or any Affiliated Company or the financial statements of the Company or any Subsidiary of the Company or any Affiliated Company, in response to changes in applicable laws or regulations, including changes in generally accepted accounting principles or practices, or to account for items of gain, loss or expense determined to be extraordinary or unusual in nature or infrequent in occurrence or related to the disposal of a segment of a business, as applicable, provided such adjustment occurs in writing not later than 90 days after the commencement of the period of service to which the Performance Goal relates (and in no event later than the date that 25% of the period of service has elapsed). In addition, the Board may specify that certain equitable adjustments to the Performance Goals will be made during the applicable Performance Period, provided such specification occurs in writing not later than 90 days after the commencement of the period of service to which the Performance Goal relates (and in no event later than the date that 25% of the period of service has elapsed).

e.

The Board shall certify the performance results for the performance period specified in the Award Agreement after the performance period ends. The Board shall determine the amount, if any, to be paid pursuant to each Award based on the achievement of the Performance Goals and the satisfaction of all other terms of the Award Agreement. Subject to the provisions of Section 3.3 relating to capitalization adjustments, at such time as the Company may be subject to the applicable provisions of Section 162(m) of the Code, a maximum of 350,000 shares of Stock subject to qualified performance-based compensation may be granted to any Eligible Grantee during any calendar year during the 162(m) Term.

f.

The Board may provide in the Award Agreement that Awards under this Section 4.2(ix) shall be payable, in whole or in part, in the event of the Grantee’s death or Disability, or under other circumstances consistent with the Treasury regulations and rulings under Section 162(m) of the Code.

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4.3 Change of Control of the Company.

(i)	The Board may, at the time an Award is made or at any time prior to, coincident with or after the time of a Change of Control:

a.	provide for the adjustment of any Performance Goals as the Board deems necessary or appropriate to reflect the Change of Control;

b.

provide for the cancellation of any Awards then outstanding if the surviving entity or acquiring entity (or the surviving or acquiring entity’s parent company) in the Change of Control replaces the Awards with new rights of substantially equivalent value, as determined by the Board;

c.

provide that upon an involuntary termination of a Participant’s employment as a result of a Change of Control, any time periods shall accelerate, and any other conditions relating to the vesting, exercise, payment or distribution of an Award shall be waived; or

d.

provide that Awards shall be purchased for an amount of cash equal to the amount that could have been obtained for the shares covered by a Restricted Stock Award if it had been vested and or by an Option or SAR if it had been exercised at the time of the Change of Control.

(ii)

Notwithstanding any other provisions of the Plan or an Award Agreement to the contrary, the vesting, payment, purchase or distribution of an Award may not be accelerated by reason of a Change of Control for any Grantee unless the Grantee’s employment is involuntarily terminated as a result of the Change of Control as provided in the Award Agreement or in any other written agreement, including an employment agreement, between us and the Grantee.

5. Operation

5.1 Duration. Grants may be made under the Plan through June 9, 2024. In the event of Plan termination while Awards remain outstanding, the Plan shall remain in effect as long as any Awards under it are outstanding, although no further grants may be made following Plan termination.

5.2 Uncertificated Stock. Nothing contained in the Plan shall prohibit the issuance of Stock on an uncertificated basis, to the extent allowed by the Company’s Articles of Incorporation and Bylaws, by applicable law and by the applicable rules of any stock exchange.

5.3 Tax Withholding. All distributions under the Plan are subject to withholding of all applicable taxes, and the Board may condition the delivery of any shares or other benefits under the Plan on satisfaction of the applicable withholding obligations. The Board, in its discretion, and subject to such requirements as the Board may impose prior to the occurrence of such withholding, may permit such withholding obligations to be satisfied through cash payment by the Grantee, through the surrender of shares of Stock which the Grantee already owns, through withholding from other compensation payable to the Grantee or through the surrender of unrestricted shares of Stock to which the Grantee is otherwise entitled under the Plan, but only to the extent of the minimum amount required to be withheld under applicable law.

5.4 Use of Shares. Subject to the limitations on the number of shares of Stock that may be delivered under the Plan, the Board may use available shares of Stock as the form of payment for compensation, grants or rights earned or due under any other compensation plans or arrangements of the Company or a Subsidiary, including the plans and arrangements of the Company or a Subsidiary assumed in business combinations.

5.5 Nontransferability. Awards granted under the Plan, and during any period of restriction on transferability, shares of Common Stock issued in connection with the exercise of an Option or a SAR, or vesting of a Restricted Stock Award may not be sold, pledged, hypothecated, assigned, margined or otherwise transferred by a Grantee in any manner other than by will or the laws of descent and distribution, unless and until the shares underlying such Award have been issued, and all restrictions applicable to such shares have lapsed or have been waived by the Board. No Award or interest or right therein shall be subject to the debts, contracts or engagements of a Grantee or his or her successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law, by judgment, lien, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy and divorce), and any attempted disposition thereof shall be null and void, of no effect, and not binding on the Company in any way. Notwithstanding the foregoing, the Board may permit Options and/or shares issued in connection with an Option or a SAR exercise that are subject to restrictions on transferability, to be transferred one time and without payment or consideration to a member of a Grantee’s immediate family or to a trust or similar vehicle for the benefit of a Grantee’s immediate family members. During the lifetime of a Grantee, all rights with respect to Awards shall be exercisable only by such Grantee or, if applicable pursuant to the preceding sentence, a permitted transferee.

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5.6 Form and Time of Elections. Unless otherwise specified herein, each election required or permitted to be made by any Grantee or other person entitled to benefits under the Plan, and any permitted modification, or revocation thereof, shall be in writing filed with the Board at such times, in such form, and subject to such restrictions and limitations, not inconsistent with the terms of the Plan, as the Board shall require.

5.7 Agreement with Company. An Award under the Plan shall be subject to such terms and conditions, not inconsistent with the Plan, as the Board shall, in its sole discretion, prescribe. The terms and conditions of any Award to any Grantee shall be reflected in such form of written document as is determined by the Board. A copy of such document shall be provided to the Grantee, and the Board may, but need not, require that the Grantee shall sign a copy of such document. Such document is referred to in the Plan as an “Award Agreement” regardless of whether any Grantee signature is required.

5.8 Gender and Number. Where the context admits, words in any gender shall include any other gender, words in the singular shall include the plural and the plural shall include the singular.

5.9 Limitation of Implied Rights.

(iii)

The Plan shall at all times be unfunded and neither a Grantee nor any other person shall, by reason of participation in the Plan, acquire any right in or title to any assets, funds or property of the Company or any Subsidiary whatsoever, including, without limitation, any specific funds, assets, or other property which the Company or any Subsidiary, in its sole discretion, may set aside in anticipation of a liability under the Plan. Nothing contained in the Plan and no action taken pursuant hereto shall create or be construed to create a fiduciary relationship between the Company and any Grantee or any other person. A Grantee shall have only a contractual right to the Stock or amounts, if any, payable under the Plan, unsecured by any assets of the Company or any Subsidiary, and nothing contained in the Plan shall constitute a guarantee that the assets of the Company or any Subsidiary shall be sufficient to pay any benefits to any person.

(iv)

The Plan does not constitute a contract of employment or service, and selection as a Grantee will not give any participating Employee, Non-Employee Director or Key Advisor the right to be retained in the employ or service of the Company or any Subsidiary, nor any right or claim to any benefit under the Plan, unless such right or claim has specifically accrued under the terms of the Plan. Except as otherwise provided in the Plan or the Award Agreement, no Award under the Plan shall confer upon the holder thereof any rights as a stockholder of the Company prior to the date on which the individual fulfills all conditions for receipt of such rights.

5.10 Section 409A. It is intended that all Options and SARs granted under the Plan shall be exempt from the provisions of Section 409A of the Code and that all other Awards under the Plan, to the extent that they constitute “non-qualified deferred compensation” within the meaning of Section 409A of the Code, will comply with Section 409A of the Code (and any regulations and guidelines issued thereunder). The Plan and any Award Agreements issued hereunder may be amended in any respect deemed by the Board or the Board to be necessary in order to preserve compliance with Section 409A of the Code. Notwithstanding anything in this Plan to the contrary, if required by Section 409A of the Code, if a Grantee is considered a “specified employee” for purposes of Section 409A of the Code and if payment of any Award under this Plan is required to be delayed for a period of six months after “separation from service” within the meaning of Section 409A of the Code, payment of such Award shall be delayed as required by Section 409A of the Code, and the accumulated amounts with respect to such Award shall be paid in a lump sum payment within ten days after the end of the six month period. If the Grantee dies during the postponement period prior to the payment of benefits, the amounts withheld on account of Section 409A of the Code shall be paid to the Grantee’s beneficiary within sixty (60) days after the date of the Grantee’s death. For purposes of Section 409A of the Code, each payment under the Plan shall be treated as a separate payment. In no event shall a Grantee, directly or indirectly, designate the calendar year of payment. To the extent that any provision of the Plan would cause a conflict with the requirements of section 409A of the Code, or would cause the administration of the Plan to fail to satisfy the requirements of Section 409A of the Code, such provision shall be deemed null and void to the extent permitted by applicable law. Notwithstanding anything in the Plan or any Award Agreement to the contrary, each Grantee shall be solely responsible for the tax consequences of Awards under the Plan, and in no event shall the Company have any responsibility or liability if an Award does not meet any applicable requirements of Section 409A of the Code. Although the Company intends to administer the Plan to prevent taxation under Section 409A of the Code, the Company does not represent or warrant that the Plan or any Award complies with any provision of federal, state, local or other tax law.

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5.11 Regulations and Other Approvals.

(i)

The obligation of the Company to sell or deliver Stock with respect to any Award granted under the Plan shall be subject to all applicable laws, rules and regulations, including all applicable federal and state securities laws, and the obtaining of all such approvals by governmental agencies as may be deemed necessary or appropriate by the Board.

(ii)

Each Award is subject to the requirement that, if at any time the Board determines, in its absolute discretion, that the listing, registration or qualification of Stock issuable pursuant to the Plan is required by any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the grant of an Award or the issuance of Stock, no such Award shall be granted or payment made or Stock issued, in whole or in part, unless listing, registration, qualification, consent or approval has been effected or obtained free of any conditions not acceptable to the Board.

(iii)

In the event that the disposition of Stock acquired pursuant to the Plan is not covered by a then current registration statement under the Securities Act and is not otherwise exempt from such registration, such Stock shall be restricted against transfer to the extent required by the Securities Act of 1933, as amended, or regulations thereunder, and applicable state securities laws, and the Board may require a Grantee receiving Stock pursuant to the Plan, as a condition precedent to receipt of such Stock, to represent to the Company in writing that the Stock acquired by such Grantee is acquired for investment only and not with a view to distribution.

(iv)	With respect to persons subject to section 16 of the 1934 Act, it is the intent of the Company that the Plan and all transactions under the Plan comply with all applicable provisions of Rule 16b-3.

(v)

All Awards under the Plan will be subject to any compensation, clawback and recoupment policies that may be applicable to the employees of the Company, as in effect from time to time and as approved by the Board or Board, whether or not approved before or after the Effective Date. Subject to the requirements of applicable law, any such compensation, clawback and recoupment policies shall apply to Awards made after the effective date of the policy.

5.12 Non-Employee Director Award Deferrals. The Board may permit a Non-Employee Director to defer receipt of the payment of cash or the delivery of shares that would otherwise be due to such Non-Employee Director in connection with any Restricted Stock, Restricted Stock Units, Other Stock-Based Awards or Cash-Based Awards. If any such deferral election is permitted, the Board shall establish rules and procedures for such deferrals and may provide for interest or other earnings to be paid on such deferrals, which rules and procedures shall be consistent with applicable requirements of Section 409A of the Code. Unless otherwise specified in a Non-Employee Director’s valid election, any deferred amount will be deferred until the earliest to occur of the Non-Employee Director’s death, separation from service, or Change of Control; provided that any such deferral election is made by the Non-Employee Director on or prior to December 31 of the calendar year preceding the calendar year in which any such amounts are earned, or, if such Non-Employee Director is newly eligible for purposes of Section 409A of the Code, then within 30 days following the date he or she is first eligible, and then only with respect to amounts earned after the date of the election.

6. Amendment and Termination

The Plan may be terminated or amended by the Board at any time, except that the following actions may not be taken without stockholder approval:

(i)	any increase in the number of shares that may be issued under the Plan (except by certain adjustments provided for under the Plan);

(ii)	any change in the class of persons eligible to receive ISOs under the Plan;

(iii)	any change in the requirements of Sections 4.2(i)(b) and 4.2(ii)(c) hereof regarding the exercise price of Options and the grant price of SARs;

(iv)

any repricing or cancellation and regrant of any Option or, if applicable, other Award at a lower exercise, base or purchase price, whether in the form of an amendment, cancellation or replacement grant, or a cash-out of underwater options or any action that provides for Awards that contain a so-called “reload” feature under which additional Options or other Awards are granted automatically to the Grantee upon exercise of the original Option or Award; or

(v)	any other amendment to the Plan that would require approval of the Company’s stockholders under applicable law, regulation or rule or stock exchange listing requirement.

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Notwithstanding any of the foregoing, adjustments pursuant to Section 3 shall not be subject to the foregoing limitations of this Section 6.

7. Governing Law

The Plan and all Award Agreements entered into under the Plan shall be construed in accordance with and governed by the laws of the State of New York, except that any principles or provisions of New York law that would apply the law of another jurisdiction (other than applicable provisions of U.S. Federal law) shall be disregarded. Notwithstanding the foregoing, matters with respect to indemnification, delegation of authority under the Plan, and the legality of shares of Stock issued under the Plan, shall be governed by the Nevada Revised Statutes.

8. Severability

If any of the provision of this Plan is finally held to be invalid, illegal or unenforceable (whether in whole or in part), such provision shall be deemed modified to the extent, but only to the extent, of such invalidity, illegality or unenforceability and the remaining provisions shall not be affected thereby; provided that, if any such provision is finally held to be invalid, illegal or unenforceable because it exceeds the maximum scope determined to be acceptable to permit such provision to be enforceable, such provision shall be deemed modified to the minimum extent necessary in order to make such provision enforceable.

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